IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	CASE NO. 2:09-bk-03594-RTB
ILX Resorts Incorporated, et al.	CASE NO. 2:09-bk-03594-RTB Joint Administration Under
	BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT
	MONTH OF May-10
	DATE PETITION FILED: 3/2/2009
Debtor	TAX PAYER ID NO. : **-***4171

Nature of Debtor's Business: Development, marketing and operation of timeshare resorts.

DATE DISCLOSURE STATEMENT FILED	5/17/2010	TO BE FILED
DATE PLAN OF REORGANIZATION FILED	5/17/2010	TO BE FILED

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

Nancy J. Stone

ORIGINAL SIGNATURE OF RESPONSIBLE PARTY

Vice Chairman and President

TITLE

6/25/2010

DATE

Nancy J. Stone

PRINTED NAME OF RESPONSIBLE PARTY

PREPARER:

Margaret M. Eardley

ORIGINAL SIGNATURE OF PREPARER

Exec. VP and CFO

TITLE

6/24/2010

DATE

Margaret M. Eardley

PRINTED NAME OF PREPARER

PERSON TO CONTACT REGARDING THIS REPORT: Margaret M. Eardley

PHONE NUMBER: (602) 957-2777

ADDRESS: 2111 E. Highland Ave., Ste. 200
Phoenix, AZ 85016

Entity							
TAX ID# :	86-0564171	86-0564171	86-0564171	86-0564171	86-0564171	86-0564171	86-0564171
	ILX Concent	ILX Concent	ILX Operating	ILX Sales	ILX Operating	ILX Rec Fees	KR Hotel Op
Bank acct # ending :	2923w	3861c	1965c	7664	7565	7672	7847
Bal of Beg of Period	5,372,972.23	177,054.41	0.00	203,022.98	0.00	349.13	3,005.84
RECEIPTS							
Cash sales				387,669.84			
A/R - Prepetition							
A/R - Postpetition							
Loans and Advances							
Sales of Assets							
Transfers FROM other DIP Accounts	1,139,611.15		826.68				4,800.00
Other (See List Below)	1,535,378.80	1.50					
TOTAL RECEIPTS	2,674,989.95	1.50	826.68	387,669.84	0.00	0.00	4,800.00
DISBURSEMENTS							
Business - Ordinary Operations	1,166,991.05		826.68	8,932.59			5,533.20
Capital Improvements	119,404.67						
Pre-Petition Debt							
Transfers TO other DIP Accounts	1,005,519.63	826.68		496,321.14			
Other							
TOTAL DISBURSEMENTS	2,291,915.35	826.68	826.68	505,253.73	0.00	0.00	5,533.20
Balance at End of Month	**5,756,046.83**	**176,229.23**	**0.00**	**85,439.09**	**0.00**	**349.13**	**2,272.64**
DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:							
Total Disbursements from Above	2,291,915.35	826.68	826.68	505,253.73	0.00	0.00	5,533.20
Less: Transfers to Other DIP Accounts	(1,005,519.63)	(826.68)	0.00	(496,321.14)	0.00	0.00	0.00
Plus: Estate Disbursements Made by Outside Sources	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Disbursement for Calculating Quarter Fees	1,286,395.72	0.00	826.68	8,932.59	0.00	0.00	5,533.20
OTHER							
Customer Notes Receivable	14,779.73						
Recording Fees	26,082.56						
Textron Cash Collateral	538,837.15						
M&I Cash Collateral							
Insurance Claim Proceeds	0.00						
Transfers from Homeowners Associations	944,585.33						
Interest	0.00	1.50					
Commissions / Refunds	11,094.03						
Rent	0.00						
Sweep Transfer							

Entity							
TAX ID# :	86-0564171	86-0564171	86-0564171	86-0564171	86-0564171	86-0564171	86-0564171
	BRI Ops	RH Resort	Sedona Spa	RH Depository	KR Depository	BRI Depository	Premiere Dvlpmnt
Bank acct # ending :	7706	9080	7797	0853	7729	7042	7961
Bal of Beg of Period	1,500.00	3,023.76	4,136.93	0.00	0.00	0.00	0.00
RECEIPTS							
Cash sales			7,598.96	1,561.24	55,262.93	51,286.14	22,014.70
A/R - Prepetition							
A/R - Postpetition							
Loans and Advances							
Sales of Assets							
Transfers FROM other DIP Accounts		0.00					
Other (See List Below)							
TOTAL RECEIPTS	0.00	0.00	7,598.96	1,561.24	55,262.93	51,286.14	22,014.70
DISBURSEMENTS							
Business - Ordinary Operations	0.00	540.03	160.16	44.93	1,717.97	1,657.16	709.39
Capital Improvements							
Pre-Petition Debt							
Transfers TO other DIP Accounts	0.00		5,500.00	1,516.31	53,544.96	49,628.98	21,305.31
Other							
TOTAL DISBURSEMENTS	0.00	540.03	5,660.16	1,561.24	55,262.93	51,286.14	22,014.70
Balance at End of Month	**1,500.00**	**2,483.73**	**6,075.73**	**0.00**	**0.00**	**0.00**	**0.00**
DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:							
Total Disbursements from Above	0.00	540.03	5,660.16	1,561.24	55,262.93	51,286.14	22,014.70
Less: Transfers to Other DIP Accounts	0.00	0.00	(5,500.00)	(1,516.31)	(53,544.96)	(49,628.98)	(21,305.31)
Plus: Estate Disbursements Made by Outside Sources	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Disbursement for Calculating Quarter Fees	0.00	540.03	160.16	44.93	1,717.97	1,657.16	709.39

OTHER

- Customer Notes Receivable
- Recording Fees
- Textron Cash Collateral
- M&I Cash Collateral
- Insurance Claim Proceeds
- Transfers from Homeowners Associations
- Interest
- Commissions / Refunds
- Rent
- Sweep Transfer

Entity							
TAX ID# :	86-0564171	86-0564171	86-0564171	86-0564171	86-0564171	86-0564171	86-0564171
	ILA Cncrd Rcpts	KRL Cncrd Rcpts	GE Cncrd Rcpts	ILA Cncrd Rcpts	KRL Cncrd Rcpts	ILX Main Pyrl	ILX Brokerage
Bank acct # ending :	4454c	5067c	9517c	7714w	7805w	7615	12820973w
Bal of Beg of Period	200.00	200.00	200.00	0.00	0.00	0.00	356,108.08
RECEIPTS							
Cash sales							
A/R - Prepetition							
A/R - Postpetition							
Loans and Advances							
Sales of Assets							
Transfers FROM other DIP Accounts						770,948.64	
Other (See List Below)							7.42
TOTAL RECEIPTS	0.00	0.00	0.00	0.00	0.00	770,948.64	7.42
DISBURSEMENTS							
Business - Ordinary Operations						770,948.64	
Capital Improvements							
Pre-Petition Debt							
Transfers TO other DIP Accounts							
Other							
TOTAL DISBURSEMENTS	0.00	0.00	0.00	0.00	0.00	770,948.64	0.00
Balance at End of Month	**200.00**	**200.00**	**200.00**	**0.00**	**0.00**	**0.00**	**356,115.50**
DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:							
Total Disbursements from Above	0.00	0.00	0.00	0.00	0.00	770,948.64	0.00
Less: Transfers to Other DIP Accounts	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Plus: Estate Disbursements Made by Outside Sources	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Disbursement for Calculating Quarter Fees	0.00	0.00	0.00	0.00	0.00	770,948.64	0.00
OTHER							
Customer Notes Receivable							
Recording Fees							
Textron Cash Collateral							
M&I Cash Collateral							
Insurance Claim Proceeds							
Transfers from Homeowners Associations							
Interest							7.42
Commissions / Refunds							
Rent							
Sweep Transfer							

Entity	
TAX ID# :	
	TOTAL ILX
Bank acct # ending :	

Bal of Beg of Period

RECEIPTS

- Cash sales
- A/R - Prepetition
- A/R - Postpetition
- Loans and Advances
- Sales of Assets
- Transfers FROM other DIP Accounts
- Other (See List Below)

TOTAL RECEIPTS

DISBURSEMENTS

- Business - Ordinary Operations
- Capital Improvements
- Pre-Petition Debt
- Transfers TO other DIP Accounts
- Other

TOTAL DISBURSEMENTS

Balance at End of Month

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements from Above	3,711,629.48
Less: Transfers to Other DIP Accounts	(1,634,163.01)
Plus: Estate Disbursements Made by Outside Sources	0.00
Total Disbursement for Calculating Quarter Fees	2,077,466.47

OTHER

- Customer Notes Receivable
- Recording Fees
- Textron Cash Collateral
- M&I Cash Collateral
- Insurance Claim Proceeds
- Transfers from Homeowners Associations
- Interest
- Commissions / Refunds
- Rent
- Sweep Transfer

ILX Resorts Incorporated
Consolidated Income Statement
For the Month of May 31, 2010

	Golden Eagle Operations	ILX Inc	Kohl's Ranch Lodge	FPLLC	Varsity Clubs	Los Abrigados	Los Abrigados Lodge	Bell Rock Inn	ILX-Bruno	Genesis Investment	Elimination Company	Grand Total
Revenues:												
Sale of Land & Other	0	0	845	0	0	0	0	0	0	0	0	845
Sale - Timeshare Interest	0	1,024,505	0	0	0	3,085	0	0	0	0	0	1,027,589
Resort Operations Revenue	35,555	359,993	121,924	0	215,075	731,196	0	134,234	0	0	(30,680)	1,567,297
Sedona Spa Revenue	0	19,208	0	0	0	0	0	0	0	0	0	19,208
Commissions and Consulting Fees	0	25,000	0	0	0	0	0	0	0	0	(25,000)	0
Total Revenue before Doubtful Acct	35,555	1,428,705	122,769	0	215,075	734,281	0	134,234	0	0	(55,680)	2,614,939
Doubtful Acct Provision	0	(57,726)	0	0	0	0	0	0	0	0	0	(57,726)
Total Revenue	35,555	1,370,979	122,769	0	215,075	734,281	0	134,234	0	0	(55,680)	2,557,213
Cost of Sales:												
Cost of Land & Other	0	0	1,470	0	0	0	0	0	0	(10)	0	1,460
Cost of Timeshare Interest	0	129,437	0	0	0	0	0	0	0	0	0	129,437
Commissions	0	118,117	0	0	22,793	69,427	0	0	0	0	0	210,337
Gty Fees, Closing Costs	0	12,084	0	0	1,650	10,676	0	0	0	0	0	24,410
Cost of Resort Operations	1,500	109,159	116,695	0	185,415	650,608	0	118,698	0	0	(30,680)	1,151,395
Sedona Spa Cost of Sales	0	13,534	0	0	0	0	0	0	0	0	0	13,534
Total of Cost of Sales	1,500	382,333	118,165	0	209,858	730,711	0	118,698	0	(10)	(30,680)	1,530,574
Operating Expenses:												
Salaries, Wages and Consulting	21,542	75,480	0	0	0	116,217	0	0	0	0	0	213,239
Advertising and Promotion	4,230	577,580	847	0	(61,849)	(119,183)	0	645	0	0	0	402,270
Travel and Entertainment	85	666	0	0	0	776	0	0	0	0	0	1,526
Depreciation and Amortization	175	28,608	1,704	5,562	1,812	27,717	0	2,077	1,922	0	0	69,575
Utilities and Telephone	5,727	2,428	0	0	0	4,726	0	0	788	0	0	13,669
Rent	0	17,462	0	0	0	0	0	0	0	0	0	17,462
Professional Fees	0	108,683	20	286	0	25,203	0	0	0	0	(25,000)	109,192
Property Taxes	1,710	4,846	3,150	0	25,571	18,153	0	4,253	2,679	0	0	60,361
Insurance	805	12,825	3,232	0	6,011	17,384	0	2,756	453	0	0	43,467
Other Expenses	5,995	837	(35)	1,592	1,727	(14,787)	0	(39)	126	20	0	(4,564)
Total Operating Expenses	40,269	829,415	8,917	7,440	(26,729)	76,207	0	9,691	5,968	20	(25,000)	926,197
Income Before Interest	(6,214)	159,232	(4,312)	(7,440)	31,946	(72,638)	0	5,846	(5,968)	(10)	0	100,442
Interest Income	0	(147,216)	(52)	0	0	(26)	0	0	0	0	0	(147,293)
Interest Expense (net)	0	204,211	0	0	14,011	0	0	0	18,254	0	0	236,476
Minority Interest (Income)	0	0	0	0	0	0	0	0	0	0	0	0
REORGANIZATION :												
Loss on Disposal of Facility	0	0	0	0	0	0	0	0	0	0	0	0
Reorganization Professional Fees	0	59,742	0	0	0	0	0	0	0	0	0	59,742
Equity in earnings of Greens Worldwide	0	0	0	0	0	0	0	0	0	0	0	0
Provision for Income Taxes	0	(19,393)	0	0	0	0	0	0	0	0	0	(19,393)
Net Income	(6,214)	61,888	(4,261)	(7,440)	17,935	(72,612)	0	5,846	(24,221)	(10)	0	(29,090)

ILX Resorts Incorporated
Consolidated Income Statement
Through the Month of May 31, 2010

	Golden Eagle Operations	ILX Inc	Kohl's Ranch Lodge	FPLLC	Varsity Clubs	Los Abrigados	Los Abrigados Lodge	Bell Rock Inn	ILX-Bruno	Genesis Investment	Elimination Company	Grand Total
Revenues:												
Sale of Land & Other	0	0	3,929	0	0	0	0	0	0	0	0	3,929
Sale - Timeshare Interest	0	4,717,192	0	0	0	17,335	0	0	0	0	0	4,734,527
Resort Operations Revenue	126,132	1,847,530	487,190	0	952,051	3,261,351	0	623,319	0	0	(133,484)	7,164,089
Sedona Spa Revenue	0	89,709	0	0	0	0	0	0	0	0	(9,060)	80,649
Commissions and Consulting Fees	0	125,000	0	0	0	0	0	0	0	0	(125,000)	0
Total Revenue before Doubtful Acct	126,132	6,779,430	491,118	0	952,051	3,278,686	0	623,319	0	0	(267,544)	11,983,193
Doubtful Acct Provision	0	(265,783)	0	0	0	0	0	0	0	0	0	(265,783)
Total Revenue	126,132	6,513,647	491,118	0	952,051	3,278,686	0	623,319	0	0	(267,544)	11,717,410
Cost of Sales:												
Cost of Land & Other	0	0	6,869	0	0	0	0	0	0	(50)	0	6,819
Cost of Timeshare Interest	0	596,826	0	0	0	0	0	0	0	0	0	596,826
Commissions	0	539,500	0	0	100,051	280,401	0	0	0	0	0	919,952
Gty Fees, Closing Costs	0	55,298	0	0	7,361	45,559	0	0	0	0	0	108,219
Cost of Resort Operations	8,257	531,054	573,085	0	907,407	3,087,973	(838)	575,091	0	0	(137,233)	5,544,796
Sedona Spa Cost of Sales	0	63,406	0	0	0	0	0	0	0	0	(5,237)	58,169
Total of Cost of Sales	8,257	1,786,085	579,953	0	1,014,820	3,413,932	(838)	575,091	0	(50)	(142,470)	7,234,781
Operating Expenses:												
Salaries, Wages and Consulting	98,122	385,604	0	0	0	615,220	0	0	0	0	0	1,098,946
Advertising and Promotion	24,331	2,643,330	4,099	0	(101,180)	(575,163)	0	5,605	0	0	(63)	2,000,960
Travel and Entertainment	118	3,434	0	0	0	5,776	0	0	0	0	0	9,329
Depreciation and Amortization	844	145,241	8,642	27,809	8,995	146,717	0	10,541	9,608	0	0	358,398
Utilities and Telephone	37,103	13,581	0	25	0	23,851	0	0	7,773	0	0	82,333
Rent	0	78,390	0	0	0	0	0	0	0	0	0	78,390
Professional Fees	0	218,364	102	8,395	0	126,018	0	0	0	0	(125,000)	227,879
Property Taxes	9,092	29,207	15,750	0	127,855	90,765	0	21,263	13,393	0	0	307,324
Insurance	3,971	39,506	16,026	(331)	29,707	85,993	838	13,703	2,225	0	0	191,639
Other Expenses	32,910	22,403	(117)	8,764	2,639	(38,361)	0	(128)	5,579	100	(1,742)	32,106
Total Operating Expenses	206,491	3,579,119	44,503	44,662	68,016	480,817	838	50,984	38,578	100	(126,805)	4,387,302
Income Before Interest	(88,616)	1,148,443	(133,339)	(44,662)	(130,785)	(616,063)	0	(2,755)	(38,578)	(50)	1,731	95,327
Interest Income	0	(704,227)	(278)	0	0	(142)	0	0	0	0	0	(704,647)
Interest Expense (net)	0	995,943	0	0	68,249	0	0	0	89,639	0	0	1,153,831
Minority Interest (Income)	0	0	0	0	0	0	0	0	0	0	(11,947)	(11,947)
REORGANIZATION:												
Loss on Disposal of Facility	0	43,578	0	0	0	0	0	0	0	0	0	43,578
Reorganization Professional Fees	0	193,176	0	0	0	0	0	0	0	0	0	193,176
Equity in earnings of Greens Worldwide	0	0	0	0	0	0	0	0	0	0	0	0
Provision for Income Taxes	0	(231,466)	0	0	0	0	0	0	0	0	0	(231,466)
Net Income	(88,616)	851,440	(133,060)	(44,662)	(199,034)	(615,921)	0	(2,755)	(128,217)	(50)	13,678	(347,198)

ILX Resorts Incorporated
Consolidated Income Statement
Through the Month of May 31, 2010

	Current	Year to Date
Revenues:		
Sale of Land & Other	845	3,929
Sale - Timeshare Interest	1,027,589	4,734,527
Resort Operations Revenue	1,567,297	7,164,089
Sedona Spa Revenue	19,208	80,649
Commissions and Consulting Fees	0	0
Total Revenue before Doubtful Acct Provision	2,614,939	11,983,193
Doubtful Acct Provision	(57,726)	(265,783)
Total Revenue	2,557,213	11,717,410
Cost of Sales:		
Cost of Land & Other	1,460	6,819
Cost of Timeshare Interest	129,437	596,826
Commissions	210,337	919,952
Gty Fees, Closing Costs	24,410	108,219
Cost of Resort Operations	1,151,395	5,544,796
Sedona Spa Cost of Sales	13,534	58,169
Total of Cost of Sales	1,530,574	7,234,781
Operating Expenses:		
Salaries, Wages and Consulting	213,239	1,098,946
Advertising and Promotion	402,270	2,000,960
Travel and Entertainment	1,526	9,329
Depreciation and Amortization	69,575	358,398
Utilities and Telephone	13,669	82,333
Rent	17,462	78,390
Professional Fees	109,192	227,879
Property Taxes	60,361	307,324
Insurance	43,467	191,639
Other Expenses	(4,564)	32,106
Total Operating Expenses	926,197	4,387,302
Income Before Interest	100,442	95,327
Interest Income	(147,293)	(704,647)
Interest Expense (net)	236,476	1,153,831
Minority Interest (Income)	0	(11,947)
REORGANIZATION:		
Loss on Disposal of Facility and Other	0	43,578
Reorganization Professional Fees	59,742	193,176
Equity in earnings of Greens Worldwide	0	0
Provision for Income Taxes	(19,393)	(231,466)
Net Income	(29,090)	(347,198)

ILX Resorts Incorporated
Balance Sheet
As of May 31, 2010

	GE	ILX	KOHL'S	FPLLC	VCA	LAP	LAL	BELL ROCK	ILX-BRUNO	GENESIS	ELIMINATIO	TOTAL
Assets												
Cash [1]	40,221	5,874,422	33,096	$0.00	35,010	174,683	$0.00	16,294	151	92,616	$0.00	6,266,494
Notes Receivable	0.00	21,650,219	4,060	0.00	(17,534)	5,718	0.00	0.00	0.00	0.00	0.00	21,642,453
Less: Allowances	0.00	(5,920,339)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(5,920,339)
Other Receivables	(23,202)	7,116,467	(40,182)	0.00	(107,474)	(347,655)	0.00	4,379	0.00	15,061	166,306	6,783,700
Inventories	0.00	113,498	45,450	0.00	28,450	154,049	0.00	1,622	0.00	0.00	0.00	343,070
Land Held for Sales	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	8,416,134	605,302	0.00	9,021,436
Resort Property Timeshare	0.00	23,498,634	0.00	0.00	963,494	62,862	0.00	0.00	0.00	10,500	0.00	24,535,491
Blding, Furn & Equip, Net	4,166	4,595,853	150,203	488,602	26,391	1,352,130	0.00	15,266	5,177,040	10,558	(425,000)	11,395,209
Invest In & Adv Jnt Vents	0.00	9,976,680	0.00	0.00	300	0.00	0.00	0.00	0.00	0.00	(9,975,979)	1,000
Deferred Assets	0.00	43,903	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	43,903
Prepaid and Other Assets	2,331	500,670	8,074	0.00	50,779	126,108	0.00	9,432	159	11,374	0.00	708,928
Goodwill	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Deferred Income Taxes	0.00	1,288,358	0.00	0.00	0.00	1,192,884	0.00	0.00	0.00	958,000	0.00	3,439,242
TOTAL ASSETS	23,516	68,738,365	200,691	488,602	979,416	2,720,781	0.00	46,994	13,593,484	1,703,412	(10,234,673)	78,260,587
Liabilities												
Accounts Payable	13,755	4,829,799	49,064	14,221	331,947	340,253	2,904	20,896	520,371	174,386	$0.00	6,297,595
Accrued & Other Liabilities	33,867	1,988,473	86,612	0.00	(1,674)	808,738	0.00	116,726	925,650	505,652	0.00	4,464,044
Deferred Revenue	0.00	93,923	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	93,923
Due to Affiliates	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Notes Payable	0.00	28,896,144	0.00	0.00	3,219,275	0.00	0.00	0.00	7,766,187	0.00	0.00	39,881,605
Notes Pay To Affiliates	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Due From Affiliates	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Intercompany	2,204,465	(38,233,879)	5,943,512	956,932	8,214,002	24,753,952	990,311	1,101,047	13,904	(5,876,584)	(262,234)	(194,573)
TOTAL LIABILITIES	2,252,086	(2,425,542)	6,079,187	971,153	11,763,550	25,902,943	993,215	1,238,667	9,226,112	(5,196,545)	(262,234)	50,542,593
Minority Interest	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,919,611	1,919,611
Equity												
Partner's Capital	0.00	0.00	0.00	0.00	0.00	(1,944,353)	0.00	0.00	0.00	0.00	1,944,353	0.00
Preferred Stock	0.00	746,665	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	746,665
Common Stock	0.00	30,342,194	0.00	0.00	126,395	0	0.00	0.00	5,500,000	2,020,064	(8,648,458)	29,340,194
Treasury Stock	0.00	(10,005,915)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(10,005,915)
Guaranteed ESOP Obligation	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Retained Earnings	(2,139,955)	49,229,522	(5,745,435)	(437,890)	(10,711,495)	(20,621,887)	(993,215)	(1,188,918)	(1,004,411)	4,879,943	(5,201,623)	6,064,636
Current Earnings	(88,616)	851,440	(133,060)	(44,662)	(199,034)	(615,921)	0.00	(2,755)	(128,217)	(50)	13,678	(347,198)
Total Equity	(2,228,570)	71,163,906	(5,878,496)	(482,551)	(10,784,134)	(23,182,162)	(993,215)	(1,191,674)	4,367,372	6,899,957	(11,892,050)	25,798,383
TOTAL LIABILITIES & EQUITY	23,516	68,738,365	200,691	488,602	979,416	2,720,781	0.00	46,994	13,593,484	1,703,412	(10,234,673)	78,260,587

1 Cash not deposited is included in other asset accounts.

Aged Payables Report - #1 A/P CLOSE (Det

by Vendor Class Key

ILX INCORPORATED

Aging Date: 5/31/2010

Doc No. Apply No. PO No.	Invoice No.	Date	Type		0 - 15	16 - 30	31 - 45	OVER 45
00009 - KRLWATER				332.89	-9.58	342.47	0.00	0.00
00010 - ILX INCORPORATED				250,352.82	-16,032.25	8,196.00	0.00	258,189.07
00011 - KOHL'S RANCH LODGE				10,470.34	6,964.23	2,724.61	9.00	772.50
00012 - INN AT LOS ABRIGADOS				497.28	210.39	62.11	224.78	0.00
00013 - ROUNDHOUSE				3,144.21	900.39	1,562.54	681.28	0.00
00018 - PREMIERE VACATION CLUB				261.97	0.00	261.97	0.00	0.00
00020 - LOS ABRIGADOS LIMITED PARTNERS				-27,025.62	-47,187.46	15,220.25	2,280.77	2,660.82
00022 - ILX BELL ROCK INN, INC.				5,742.22	559.62	5,235.38	0.00	-52.78
00030 - GOLDEN EAGLE RESORT OPERATIONS				4,378.13	2,060.26	2,317.87	0.00	0.00
00040 - SEDONA SPA				2,808.29	856.01	1,733.45	218.83	0.00
00051 - VCA INC IND				1,451.64	271.41	1,180.23	0.00	0.00
00053 - VCA TUCSON				22,401.16	9,122.47	13,383.54	18.60	-123.45
00080 - GENESIS INVESTMENT GROUP				-909.44	-909.44	0.00	0.00	0.00
Company Totals				273,905.89	-43,193.95	52,220.42	3,433.26	261,446.16

ILX Resorts Incorporated WIN
ACCOUNTS RECEIVABLE
For the Five Months Ending May 31, 2010

	Desc	05/31/10
	Other Assets:	
11000-C09-T00-D0-0000-L00-S0	AR KR WATER	(869.05)
11000-C40-T00-D0-0000-L00-S0	AR RRC	7,743.21
11000-C80-T00-D0-0000-L00-S0	MISC INTEREST RECEIVABLE - GENISIS	0.00
11008-C11-T00-D0-0000-L00-S0	AR KRVC KOHL'S RANCH	(36,149.56)
11008-C12-T00-D0-0000-L00-S0	AR HO ILA	(6,419.75)
11008-C18-T00-D0-0000-L00-S0	AR HO PVC	351,254.39
11008-C20-T00-D0-0000-L00-S0	AR SVC LAP	(278,769.55)
11008-C51-T00-D0-0000-L00-S0	AR HO VCA IND	(115,652.62)
11008-C53-T00-D0-0000-L00-S0	AR HO VTU	(37,754.59)
11015-C20-T00-D0-0000-L00-S0	MT FEE ALLOW LAP	(125.94)
11015-C51-T00-D0-0000-L00-S0	MT FEE ALLOW VND	(131.15)
11017-C11-T00-D0-0000-L00-S0	AR GST LDGR KOHL'S RANCH	3,378.71
11017-C13-T00-D0-0000-L00-S0	AR GST LDGR RNH	233.73
11017-C18-T00-D0-0000-L00-S0	CARRIAGE HOUSE ROOM CHRGS JOEY LV	789.58
11017-C20-T00-D0-0000-L00-S0	AR GST LDGR LAP	13,051.33
11017-C22-T00-D0-0000-L00-S0	AR GST LDGR BELL	3,110.19
11017-C30-T00-D0-0000-L00-S0	AR GST LDGR GER	410.41
11017-C51-T00-D0-0000-L00-S0	AR GST LDGR VCA IND	4,970.89
11017-C53-T00-D0-0000-L00-S0	AR GST LDGR VTU	(1,296.19)
11018-C11-T00-D0-0000-L00-S0	AR CITY LDGR KOHL'S RANCH	(7,625.35)
11018-C20-T00-D0-0000-L00-S0	AR CITY LDGR LAP	(82,156.06)
11018-C22-T00-D0-0000-L00-S0	AR CITY LDGR BELL	1,269.23
11018-C51-T00-D0-0000-L00-S0	AR CITY LDGR VCA IND	38,059.19
11018-C53-T00-D0-0000-L00-S0	AR CITY LDGR VTU	305.80
11023-C30-T00-D0-0000-L00-S0	AR HO GER	(23,612.85)
11024-C11-T00-D0-0000-L00-S0	AR HOA RESERVE KOHL'S RANCH	0.00
11024-C12-T00-D0-0000-L00-S0	AR HOA RESERVE ILA	2,047.68
11024-C18-T00-D0-0000-L00-S0	AR HOA RESERVE PVC	1,192.03
11024-C20-T00-D0-0000-L00-S0	AR HOA RESERVE LAP	345.53
11024-C30-T00-D0-0000-L00-S0	AR GE HO Reserve Acct	0.00
11024-C51-T00-D0-0000-L00-S0	AR HOA RESERVE VND	0.00
11024-C53-T00-D0-0000-L00-S0	AR HOA RESERVE VTU	3,883.12
11027-C11-T00-D0-0000-L00-S0	STABLES KOHL'S RANCH	1,083.35
11090-C10-T00-D0-0000-L00-S0	AR - ILX-BRUNO LLC ILX	5,000,000.00
11099-C10-T00-D0-0000-L00-S0	AR MISC ILX	1,751,884.61
11099-C18-T00-D0-0000-L00-S0	AR MISC PVC	7,741.26
11099-C20-T00-D0-0000-L00-S0	AR MISC LAP	0.00
11099-C53-T00-D0-0000-L00-S0	AR MISC VCA TUCSON	141.56
11099-C80-T00-D0-0000-L00-S0	AR MISC GIP	15,061.08
11099-C99-T00-D0-0000-L00-S0	AR MISC ELE	166,306.00

ILX Resorts Incorporated WIN
INVENTORY
For the Five Months Ending May 31, 2010

	Desc	05/31/10	Date Inventory Last Taken
12098-C10-T00-D0-0000-L00-S0	PRINTING INVENTORY	87,681.83	12/31/2009
14500-C10-T00-D0-0000-L00-S0	CERT INV ILX	28,970.50	5/31/2010
14500-C18-T00-D0-0000-L00-S0	CERT INV PVC	0.00	5/31/2010
14500-C20-T00-D0-0000-L00-S0	CERT INV LAP	47,110.23	5/31/2010
14500-C53-T00-D0-0000-L00-S0	CERT INV VCA TUCSON	3,850.65	5/31/2010
15001-C11-T00-D0-0000-L00-S0	HOTEL INV FOOD KOHL'S RANCH	12,883.38	5/31/2010
15001-C18-T20-D0-0000-L16-S0	HOTEL INV FOOD PVC HTL SAN CARLOS	1,656.97	5/31/2010
15001-C20-T00-D0-0000-L00-S0	HOTEL INV FOOD LAP	14,104.57	5/31/2010
15001-C51-T00-D0-0000-L00-S0	HOTEL INV FOOD VCA IND	2,659.43	5/31/2010
15001-C53-T00-D0-0000-L00-S0	HOTEL INV FOOD VTU	3,828.57	5/31/2010
15002-C11-T00-D0-0000-L00-S0	HOTEL INV LIQ KOHL'S RANCH	16,755.25	5/31/2010
15002-C20-T00-D0-0000-L00-S0	HOTEL INV LIQ LAP	25,296.16	5/31/2010
15002-C51-T00-D0-0000-L00-S0	HOTEL INV LIQ VCA IND	4,310.91	5/31/2010
15002-C53-T00-D0-0000-L00-S0	HOTEL INV LIQ VTU	3,485.49	5/31/2010
15003-C20-T00-D0-0000-L00-S0	HOTEL INV BEER LAP	3,465.85	5/31/2010
15003-C51-T00-D0-0000-L00-S0	HOTEL INV BEER VCA IND	410.27	5/31/2010
15003-C53-T00-D0-0000-L00-S0	HOTEL INV BEER VTU	672.56	5/31/2010
15004-C20-T00-D0-0000-L00-S0	HOTEL INV WINE LAP	19,815.55	5/31/2010
15004-C51-T00-D0-0000-L00-S0	HOTEL INV WINE VCA IND	307.48	5/31/2010
15004-C53-T00-D0-0000-L00-S0	HOTEL INV WINE VTU	351.89	5/31/2010
15005-C20-T00-D0-0000-L00-S0	HOTEL INV MIXS LAP	0.00	5/31/2010
15007-C20-T00-D0-0000-L00-S0	HOTEL INV SPA RET LAP	10,118.78	5/31/2010
15008-C20-T00-D0-0000-L00-S0	HOTEL INV RRC PROD LAP	28,107.97	5/31/2010
15009-C20-T00-D0-0000-L00-S0	INVENTORY - CIGARS LAP	1,300.36	5/31/2010
15010-C20-T00-D0-0000-L00-S0	SED SPA INVENTORY - LAP	0.00	5/31/2010
15010-C40-T00-D0-0000-L00-S0	INVENTORY - PRODUCT RRC	111,156.70	5/31/2010
15011-C20-T00-D0-0000-L00-S0	JOEY'S FOOD INVENTOR LAP	38,962.57	5/31/2010
15012-C20-T00-D0-0000-L00-S0	JOEY'S BEVERAGE INV LAP	3,607.07	5/31/2010
15013-C11-T00-D0-0000-L00-S0	GIFT SHOPINVENTORY KOHL'S RANCH	15,811.80	5/31/2010
15013-C13-T00-D0-0000-L00-S0	GIFT SHOPINVENTORY RNH	684.44	5/31/2010
15013-C22-T00-D0-0000-L00-S0	GIFT SHOPINVENTORY BELL	1,621.93	5/31/2010
15013-C51-T00-D0-0000-L00-S0	GIFT SHOPINVENTORY VCA IND	5,515.14	5/31/2010
15013-C53-T00-D0-0000-L00-S0	GIFT SHOPINVENTORY VTU	6,907.99	5/31/2010
15013-C65-T00-D0-0000-L00-S0	GIFT SHOPINVENTORY IET	2,582.75	5/31/2010
15016-C20-T00-D0-0000-L00-S0	RS GS INV LAP	9,270.48	5/31/2010

Acct Desc.	GL 4/30/10	2010 Additions	10 Transfers In	10 Transfers Out	10 Disposals	Depreciation	GL 5/31/10
Furniture & Fixtures	5,271,890.99	-	-	-	-	-	5,271,890.99
Accum Depr Furniture & Fixtures	(4,279,925.78)	-	-	-	-	17,027.86	(4,296,953.64)
Net Furniture & Fixtures	991,965.21	-	-	-	-	17,027.86	974,937.35
Office Equipment	2,291,304.17	1,320.40	-	-	-	-	2,292,624.57
Accum Depr Office Equipment	(1,946,032.15)	-	-	-	-	11,452.93	(1,957,485.08)
Net Office Equipment	345,272.02	1,320.40	-	-	-	11,452.93	335,139.49
Computer Equipment	2,124,257.96	-	-	-	2,607.37	-	2,121,650.59
Accum Depr Computer Equipment	(981,332.92)	-	-	-	(1,593.39)	15,349.36	(995,088.89)
Net Computer Equipment	1,142,925.04	-	-	-	1,013.98	15,349.36	1,126,561.70
Vehicles	375,468.66	-	-	-	-	-	375,468.66
Accum Depr Vehicles	(335,669.05)	-	-	-	-	2,009.32	(337,678.37)
Net Vehicles	39,799.61	-	-	-	-	2,009.32	37,790.29
Buildings & Improvements	4,042,064.44	-	-	-	-	-	4,042,064.44
Accum Depr Buildings & Improvements	(910,527.09)	-	-	-	-	14,823.07	(925,350.16)
Net Buildings & Improvements	3,131,537.35	-	-	-	-	14,823.07	3,116,714.28
Land	656,701.41	-	-	-	-	-	656,701.41
Accum Depr Land	-	-	-	-	-	-	-
Net Land	656,701.41	-	-	-	-	-	656,701.41
Leasehold Improvements	218,525.18	-	-	-	-	-	218,525.18
Accum Depr Leasehold Improvements	(201,731.42)	-	-	-	-	1,439.80	(203,171.22)
Net Leasehold Improvements	16,793.76	-	-	-	-	1,439.80	15,353.96
Construction in Progress	5,132,010.90	-	-	-	-	-	5,132,010.90
Total	11,457,005.30	1,320.40	-	-	1,013.98	62,102.34	11,395,209.38

ILX RESORTS INC.
Additions Report
For Month Ending May 31, 2010

Book = Internal
FYE Month = December

Sys No	Ext	AC	Co Asset No	Description	City (Location)	Cl	G/L Asset Acct No	In Svc Date	P T	Depr Meth	Department	Vendor / Mfg	Disposal Date	Acquired Value
003384	000	A		New Gen Metr	Sedona	FF	16005-20	05/18/10	P	SLMM	R&M	HD Supply		1,320.40

Grand Total $ 1,320.40
Count = 1

Report Name: File Listing
Source Report: <Standard Report>

Calculation Assumptions:
Not applicable to this report

Group/Sorting Criteria:
Group = 2010 Monthly Additions
Include Assets that meet the following conditions:
Internal Book Placed in Service Date is between 05/01/2010 and 05/31/2010
Sorted by: System No, Extension

June 23, 2010 at 11:13 AM

ILX RESORTS INC.
Disposal Report
For Month Ending May 31, 2010

Book = Internal
FYE Month = December

Sys No	Ext	G/L Asset Acct		Description		Cl	In Svc Date	Disposal Date	DM	Acquired Value	Current Accum Depreciation	Net Proceeds	Gain/Loss Adjust Basis	Realized Gain (Loss)	GL
003256	000	16009-20		Sony QS VAIO SZ750N		CO	07/21/08	05/31/10	S	$ 2,607.37	$ 1,593.39	$ 0.00	$ 1,013.97	$ (1,013.97)	Y
Grand Total Count = 1										$ 2,607.37	$ 1,593.39	$ 0.00	$ 1,013.97	$ (1,013.97)	

Report Name: Disposal w GL Codes
Source Report: Disposal

Calculation Assumptions:
Include Sec 168 Allowance & Sec 179: No
Adjustment Convention: Immediate

Group/Sorting Criteria:
Group = 2010 Monthly Disposal
Include Assets that meet the following conditions:
Disposal Date is between 05/01/2010 and 05/31/2010
Sorted by: System No, Extension

June 23, 2010 at 11:22 AM

Case Number: 2:09-bk-03594-RTB

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?	X	
Are any post-petition receivables (accounts, notes or loans) due from related parties?		X
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

Funds have been disbursed from Operating Accounts in accordance with the Bank Account Order granted March 12, 2009

Current number of employees: 519

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
Travelers Indemnity Company - P6304949C900TIA10	Commercial Package	04/01/2010-04/01/2011	10 Instmts of $33,735
Travelers Property Casualty Company of America - P8104949C900PHX10	Auto	04/01/2010-04/01/2011	10 Instmts of $3492
Twin City Fire Insurance Company 59WEJY3530	Worker's Compensation	04/01/2010-09/01/2010	$55,044
Travelers Property Casualty Company of America - JBME1301D9442TIL10	Boiler & Machinery	04/01/2010-04/01/2011	10 Instmts of $967
Navigators Insurance Company NY09CCCN02702NV	Crime	04/01/2010-06/01/2010	$1,608
National Union Fire Insurance Company BE 9834481	Umbrella	04/01/2010-06/01/2010	$5,959

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

Debtor has rejected material lease agreements, reduced operating costs and has now filed a Joint Plan of Reorganization and Joint Disclosure Statement with its largest secured creditor

Identify any matters that are delaying the filing of a plan of reorganization:

Check Register Report

by Check Date

ILX INCORPORATED

Cash Account: 10001-C10-T00-D0-0000-L00-50

Check No.	Check Date	Insider or Professional	Insider or Professional Description	Vendor	Currency	Check Amount	
175952	5/3/2010			ARIZONA CORPORATION		50.00	annual report filing fee
175953	5/3/2010			BEELINE DISTRIBUTING		35.55	food purchases
175954	5/3/2010			EPICUREAN FOODS		1,569.35	food order
175955	5/3/2010			HOLSUM BAKERY INC.		148.30	bread
175956	5/3/2010			JPS PAINT CENTER		241.90	paint supplies
175957	5/3/2010			NEW LEAF LANDSCAPING LLC		605.00	landscape service
175958	5/3/2010			NIPSCO		1,945.32	utility
175959	5/3/2010			ROMA OF ARIZONA		550.63	food order
175960	5/3/2010			SEDONA ACE HARDWARE		643.51	building supplies
175961	5/3/2010			SHAMROCK FOODS COMPANY		1,145.01	food order
175962	5/3/2010			SOUTHWEST GAS CORPORATION		2,746.93	utility
175963	5/3/2010			SWISS CHALET FINE FOODS, INC.		249.00	food order
175964	5/3/2010			U. S. FOODSERVICE INC.		15,799.12	food order
175965	5/3/2010			U.S. FOODSERVICE, INC.		914.83	food order
175966	5/3/2010			US FOOD SERVICE		475.49	food order
175967	5/3/2010			VILLAGE ACE HARDWARE &		123.72	building supplies
175968	5/3/2010			WILLIS OF ARIZONA, INC.		30,190.00	insurance
175969	5/3/2010			DESIGN BUSINESS COMM, INC.		2,406.00	phone system service
175970	5/3/2010			AMPCO SYSTEM PARKING 22512574		189.81	garage parking
175971	5/3/2010			U.S. BANK, N.A.		7,076.07	loan payment
175972	5/3/2010			INDIAN WELLS PARTNERS, LTD		6,667.00	monthly lease pymt
175973	5/3/2010			ON HOLD PRODUCTIONS AUDIO		28.55	hold music
175974	5/3/2010			ROUNDHOUSE RESORT VACATION		1,522.08	Monthly Use Of Pool
175975	5/3/2010			SEDONA TROLLEY		438.75	advertising
175976	5/4/2010			ACE HARDWARE		126.89	building supplies
175977	5/4/2010			AROMA COFFEE CO., LLC		28.71	coffee order
175978	5/4/2010			ADT SECURITY SERVICES INC.		431.85	security services
175979	5/4/2010			AMERICAN EXPRESS TRAVEL RELATE		37.00	Commission
175980	5/4/2010			ALLIANCE RESERVATIONS NETWORK		88.50	Commissions
175981	5/4/2010			AMERICAN EXPRESS PLATINUM		16.50	Commisions
175982	5/4/2010			DESIGN BUSINESS COMM, INC.		225.00	phone repairs
175983	5/4/2010			AMERICAN HOTEL REGISTER CO		444.75	guest room supplies
175984	5/4/2010			AMENITY SERVICES, INC.		888.16	coffee order
175985	5/4/2010			ART'S PAINTING		6,575.00	Repainting 4 buildings at The Inn
175986	5/4/2010			ARIZONA WAFFLES INC.		118.00	food order
175987	5/4/2010			ATOMIC PEST CONTROL, LLC		360.00	monthly pest service
175988	5/4/2010			ARIZONA AUTOMOBILE ASSOCIATION		26.40	Commission
175989	5/4/2010			BIMBO BAKERIES USA		25.37	food for restaurants
175990	5/4/2010			BOTANIC EFFECTS, LLC.		213.80	interior plant service
175991	5/4/2010			BOCA TERRY LLC		360.40	robes
175992	5/4/2010			BCD TRAVEL USA L.L.C.		16.50	Commissions
175993	5/4/2010			CARLS' TAG & BADGE		69.66	uniform name tags
175994	5/4/2010			CDW DIRECT, LLC		2,487.31	dvd players
175995	5/4/2010			DAKOTA TERRITORY TOURS, INC.		100.00	gift certs
175996	5/4/2010			DANNIE J CURTIS		222.20	Carpet Installation
175997	5/4/2010			DISPLAYS2GO		182.44	Guest supplies
175998	5/4/2010			JOY L DOTSON		2,052.46	hat/shirt logos
175999	5/4/2010			DREAMS IN ACTION DISTRIBUTION		852.78	Books for resale
176000	5/4/2010			ECOLAB		934.11	cleaning supplies
176001	5/4/2010			ESTES PARK RENT ALL INC.		85.17	equipment rental
176002	5/4/2010			F&S DISTRIBUTORS		8,403.53	soap
176003	5/4/2010			FEDERAL EXPRESS		429.19	courier packages/shipping
176004	5/4/2010			THE GOOD COOK		59.43	Subscriptions
176005	5/4/2010			GREENLEAF COMPACTION, INC.		729.67	compt & baler rental
176006	5/4/2010			COMPUTERSHARE INVESTOR SERVICE		1,202.29	transfer agent & registrar
176007	5/4/2010			WEST-LITE SUPPLY CO. , INC.		765.15	lightbulbs & lighting
176008	5/4/2010			HD SUPPLY		1,150.59	Bldg. Supplies
176009	5/4/2010			CLEOPATRA HILL		36.00	ilx $ reimbursement
176010	5/4/2010			HOTEL CLEANING SERVICES, INC.		4,909.47	janitorial services
176011	5/4/2010			IT'S A PARTY INC		314.43	logo shirts & jackets
176012	5/4/2010			JASPER'S CLEAR POOL WHOLESALE		1,222.26	pool & spa supplies
176013	5/4/2010			KALLEE TRAVEL		33.00	travel commissions
176014	5/4/2010			LAUNDRY & CLEANERS SUPPLY, INC		159.58	laundry & kitchen supplies
176015	5/4/2010			LEWIS ELECTRIC CO. INC		426.30	cleaning supplies - water co.
176016	5/4/2010			LINCOLN SEWER CLEANING, INC.		140.00	Repair water pipe
176017	5/4/2010			LOYALTY TRAVEL AGENCY, LLC		25.00	travel commissions
176018	5/4/2010			MCMASTER-CARR SUPPLY CO.		39.34	garbage bags/tape - 3 sites
176019	5/4/2010			MULLIGANS		1,032.00	ilx $ reimbursement
176020	5/4/2010			NAGY GOLF & TURF, INC.		370.01	parts for go-cart
176021	5/4/2010			NATIONAL GYM SUPPLY, INC.		56.82	spa - weight stickers
176022	5/4/2010			VIKI NELSON		44.99	expense report
176023	5/4/2010			ORACLE CONTROL SYSTEMS, INC		5,636.14	Plumbing repairs
176024	5/4/2010			ORBITZ, LLC		59.00	travel commissions
176025	5/4/2010			PEPSI-COLA BOTTLING CO.		301.50	beverage supply
176026	5/4/2010			PEPSI COLA BOTTLING COMPANY		1,053.64	beverage supply
176027	5/4/2010			PLANT FAIR NURSERY, INC.		57.64	plants
176028	5/4/2010			PRUDENTIAL OVERALL SUPPLY		318.28	aprons & towels
176029	5/4/2010			SOURCE ONE		1,323.57	canliners
176030	5/4/2010			PTL ENTERPRISES		238.59	vac store - shop supplies
176031	5/4/2010			MILTON R. THOMPSON		60.04	keys & locks
176032	5/4/2010			RED ROCK TV		1,560.00	advertising
176033	5/4/2010			RIM REPAIR		21.75	repairs
176034	5/4/2010			DEK AUTO PARTS		18.47	mechanical parts
176035	5/4/2010			JANE A. GERKE		830.00	graphic design for Alternatives

Check Register Report

by Check Date

ILX INCORPORATED

Cash Account: 10001-C10-T00-D0-0000-L00-S0

Check No.	Check Date	Insider or Professional	Insider or Professional Description	Vendor	Currency	Check Amount	
176036	5/4/2010			MIKE SCHULTE		81.00	employee expense reimbursement
176037	5/4/2010			NPG CABLE, INC. OF ARIZONA		4,384.64	utility
176038	5/4/2010			SOUTHWEST MOBILE STORAGE-PHX		73.64	monthly storage fee
176039	5/4/2010			SMITH-SOUTHWESTERN INC		448.38	gift shop items
176040	5/4/2010			SOBEL WESTEX		691.83	towels,cushions,pillows
176041	5/4/2010			SPORTS SOLUTIONS INC		1,139.18	guest room supplies
176042	5/4/2010			STAPLES ADVANTAGE		671.96	guest supplies
176043	5/4/2010			STAPLES BUSINESS ADVANTAGE		348.90	office supplies
176044	5/4/2010			TRIPS INCENTIVES CORP		640.00	Tours
176045	5/4/2010			TZELL TRAVEL COMPANY		33.00	travel commissions
176046	5/4/2010			ULINE CORPORATION		109.65	Repair supplies
176047	5/4/2010			VALLEY LEA LABORATORIES, INC		200.00	pool & spa
176048	5/4/2010			THE WELCOME CENTER		600.00	Tours
176049	5/4/2010			THE WELCOME CENTER		1,950.00	Tours
176050	5/4/2010			WINDMILL GARDENS		108.90	flowers
176051	5/4/2010			YAVAPAI COUNTY HEALTH DEPT.		799.00	license renewal
176052	5/4/2010			ZEE MEDICAL SERVICES CO		85.07	Medical supplies
176053	5/4/2010			ARIZONA DEPT OF TRANSPORTATION		4.00	Fees
176054	5/4/2010			COLORADO DEPT OF REVENUE		0.20	tax
176055	5/4/2010			ILX PREMIERE VACATION CLUB		370.24	owner loan pymt/fees
176056	5/4/2010			STEELE FOUNDATION		1,786.25	debt service
176057	5/4/2010			ARIZONA DEPT OF TRANSPORTATION		4.00	Fees
176058	5/5/2010			APPLIANCE PARTS COMPANY, INC		822.37	Dishwasher Parts
176059	5/5/2010			THE ARIZONA REPUBLIC		2,864.00	newspaper
176060	5/5/2010			ASSA ABLOY HOSPITALITY INC.		3,346.80	Service Call
176061	5/5/2010			AVANTE MARKETING LLC		2,738.85	tours
176062	5/5/2010			AZ HIGH DESERT REALTY, LLC.		4,958.23	sales commissions
176063	5/5/2010			BELL ROCK INN (PETTY CASH)		507.06	hotel petty cash
176064	5/5/2010			ALLIED WASTE SERVICES #271		452.30	utility
176065	5/5/2010			CIGNA HEALTHCARE - STARBRIDGE		2,834.90	employee medical insurance
176066	5/5/2010			ECHOSTAR DBS CORP		584.76	satellite bill
176067	5/5/2010			RONALD ERVIN		1,497.50	sales commissions
176068	5/5/2010			KENNETH D. HULL		3,718.66	commission
176069	5/5/2010			REGINA HULL		416.82	Payroll Direct Deposit Reversal
176070	5/5/2010	*	Vice Chairman/CSMO	JOSEPH P. MARTORI		3,157.55	expense report
176071	5/5/2010	*	Mother of Vice Chairman/CSMO	JULIA MARTORI		100.00	expense report
176072	5/5/2010			DANIEL KELLEY		685.00	Overpayment Maintenance Fees
176073	5/5/2010			SEDONA SALES PETTY CASH		1,680.61	petty cash reimbursement
176074	5/5/2010			JEFFREY PAUL MELLON		3,205.39	Commissions
176075	5/5/2010			MISSION LINEN SERVICE		3,093.02	laundry service
176076	5/5/2010			MOBILE MINI, INC.		384.26	monthly storage fee
176077	5/5/2010			OWENBY IRRIGATION DITCH WATER		4,885.05	2010 Assessment
176078	5/5/2010			DAVID C. PARSONS		3,594.98	sales commissions
176079	5/5/2010			ILX PREMIERE VACATION CLUB		183.00	owner loan pymt/fees
176080	5/5/2010			BRAD RAMER		5,669.50	sales commissions
176081	5/5/2010			RESORT FUNDING LLC		3,452.04	owner upgrade
176082	5/5/2010			RRC COURIERS		352.00	courier deliveries
176083	5/5/2010			NPG CABLE, INC. OF ARIZONA		91.64	utility
176084	5/5/2010			SEDONA CHAMBER OF COMMERCE		270.00	membership dues
176085	5/5/2010			JAMIE SLADICH		258.36	expense report
176086	5/5/2010			THE STAATS MARKETING TEAM, LLC		2,000.00	tour commissions
176087	5/5/2010			STATE OF UTAH		15.00	09 annual fees/Prem. Dev.
176088	5/5/2010			SWISHER PEPPER LLC		1,644.90	Commission
176089	5/5/2010			ILX PREMIERE VACATION CLUB		391.88	owner loan pymt/fees
176090	5/5/2010			RESORT FUNDING LLC		7,249.15	owner upgrade
176091	5/5/2010			ILX PREMIERE VACATION CLUB		307.50	owner loan pymt/fees
176008	5/6/2010			HD SUPPLY		-1,150.59	Bldg. Supplies
176009	5/6/2010	*	Vice Chairman/CSMO	JOSEPH P MARTORI II		0.00	expense reimbursement
176010	5/6/2010			SEDONA PRODUCE, INC.		0.00	food order
176011	5/6/2010			VARSITY CLUBS OF AMERICA SB		0.00	petty cash reimbursement
176012	5/6/2010			VCA-TUCSON PETTY CASH		0.00	petty cash reimbursement
176092	5/6/2010	*	Vice Chairman/CSMO	JOSEPH P MARTORI II		4,288.72	expense reimbursement
176093	5/6/2010			SEDONA PRODUCE, INC.		2,346.28	food order
176094	5/6/2010			VARSITY CLUBS OF AMERICA SB		523.28	petty cash reimbursement
176095	5/6/2010			VCA-TUCSON PETTY CASH		127.58	petty cash reimbursement
176072	5/7/2010			DANIEL KELLEY		-685.00	Voided check
176096	5/7/2010			ARIZONA KEY MAGAZINE		275.00	advertising
176097	5/7/2010			HD SUPPLY		4,251.87	Bldg. Supplies
176098	5/7/2010			RESORTIME.COM, L.P.		1,035.48	directories
176099	5/7/2010	*	Legal	SNELL & WILMER L.L.P.		132.10	Professional Svs.
176100	5/7/2010			STAPLES BUSINESS ADVANTAGE		506.23	office supplies
176101	5/7/2010			TOTAL FORMS MANAGEMENT, INC.		107.50	print/stationary/storage
176102	5/10/2010			BEELINE DISTRIBUTING		37.93	food purchases
176103	5/10/2010			COCONINO COUNTY RECORDER		644.00	title fees / recorder fees
176104	5/10/2010			COCONINO COUNTY RECORDER		570.00	title fees / recorder fees
176105	5/10/2010			COCONINO COUNTY RECORDER		174.00	title fees / recorder fees
176106	5/10/2010			COCONINO COUNTY RECORDER		156.00	title fees / recorder fees
176107	5/10/2010			HOLSUM BAKERY INC.		74.25	bread
176108	5/10/2010			JPS PAINT CENTER		284.57	paint supplies
176109	5/10/2010			PACIFIC SEAFOOD CO.		1,686.76	Restaurant supplies
176110	5/10/2010			SEDONA ACE HARDWARE		453.53	building supplies
176111	5/10/2010			SHAMROCK FOODS COMPANY		1,813.88	food order
176112	5/10/2010			STOCK YARDS PHOENIX		232.22	food order
176113	5/10/2010			U. S. FOODSERVICE INC.		9,123.34	food order

Check Register Report

by Check Date

ILX INCORPORATED

Cash Account: 10001-C10-T00-D0-0000-L00-S0

Check No.	Check Date	Insider or Professional	Insider or Professional Description	Vendor	Currency	Check Amount	
176114	5/10/2010			U.S. FOODSERVICE, INC.		8,254.02	food order
176115	5/10/2010			US FOOD SERVICE		241.90	food order
176116	5/10/2010			VILLAGE ACE HARDWARE &		49.82	building supplies
176117	5/11/2010			ARIZONA PUBLIC SERVICE		244.84	utility
176118	5/11/2010			BIZFILINGS		1,275.00	foreign corp reg.
176119	5/11/2010			COX COMMUNICATIONS		1,297.30	utility
176120	5/11/2010			GMAC FINANCIAL SERVICES		530.62	van pymt
176121	5/11/2010	*	Wife of Chairman/CEO	MIA MARTORI		501.62	employee expense reimbursement
176122	5/11/2010			KOHL'S RANCH VACATION CLUB		735.00	Maintenance Fees
176123	5/11/2010			MOBILE MINI, INC.		175.45	monthly storage fee
176124	5/11/2010			MUZAK - SOUTHWEST		750.32	music services
176125	5/11/2010			NAVOPACHE ELECTRIC		3,903.23	utility
176126	5/11/2010			PINK JEEP TOURS INC		13,570.47	gift certs
176127	5/11/2010			AMERICAN MULTI-CINEMA, INC.		915.00	certificate purchase
176128	5/12/2010			MAGGIE MARTELL		130.00	cleaning service
176129	5/12/2010			A-1 TEXTILES & HOSPITALITY		993.81	towels & sheets
176130	5/12/2010			AAA AUTO CLUB SOUTH, INC		33.00	travel commissions
176131	5/12/2010			ACE HARDWARE		338.77	building supplies
176132	5/12/2010			ACORN DISTRIBUTORS, INC		115.98	guest room OR cleaning supplies
176133	5/12/2010			ADP, INC.		42.85	payroll services
176134	5/12/2010			ADVANCED RESERVATION SYSTEMS		18.50	Commission
176135	5/12/2010			AGM SALES & SERVICE, LLC		3,026.75	annual subscription
176136	5/12/2010			AIRCOM INC.		2,084.68	satellite
176137	5/12/2010			ALLIANCE RESERVATIONS NETWORK		62.30	Commissions
176138	5/12/2010			AAA MID ATLANTIC		77.00	travel commissions
176139	5/12/2010			DESIGN BUSINESS COMM. INC.		1,245.60	phone svc/repairs
176140	5/12/2010			AMERIGAS - CAMP VERDE		8,281.62	utility
176141	5/12/2010			AMERICAN HOTEL REGISTER CO		1,323.59	guest room supplies
176142	5/12/2010			AMENITY SERVICES, INC.		192.41	coffee order
176143	5/12/2010			ARIZONA RADIO COMMUNICATIONS		61.98	Supplies / small hand tools
176144	5/12/2010			L. C. DISTRIBUTION, L.L.C.		192.08	water service
176145	5/12/2010			ATLAS RESTAURANT SUPPLY		634.17	restaurant & hskpng supplies
176146	5/12/2010			A V INNOVATIONS, INC.		75.00	Service Call
176147	5/12/2010			ARIZONA HEALTH, LLC		16,363.00	Gym equipment
176148	5/12/2010			ARIZONA WASTE WATER SERVICE		835.74	Supplies for building repair
176149	5/12/2010	*	Senior Vice President	DOROTHY G. BAKER		40.00	expense reimbursement
176150	5/12/2010			PHIL BARBERA		135.00	expense reimbursement
176151	5/12/2010			BIMBO BAKERIES USA		34.80	food for restaurants
176152	5/12/2010			BIDDLE'S NURSERY		323.59	plants
176153	5/12/2010			BIG PARK WATER COMPANY		2,379.33	utility
176154	5/12/2010			BROOKHAVEN TRAVEL CENTRE INC.		13.50	commissions
176155	5/12/2010			CDW DIRECT, LLC		3,032.26	Antivirus License
176156	5/12/2010			CHEAP TICKETS (CENDANT TRAVEL)		16.50	travel commissions
176157	5/12/2010			CITY OF SEDONA		5,758.64	utility
176158	5/12/2010			C M SUPPLY CO		1,451.65	Printing Inventory
176159	5/12/2010			CONTRACT SOLUTIONS INT'L, LLC		754.00	janitorial services
176160	5/12/2010			COMMTRAK		174.40	travel commissions
176161	5/12/2010			CONCORD SERVICING CORPORATION		24.81	loan servicing
176162	5/12/2010			CONFERENCE & TRAVEL SVCS INC.		28.80	travel commissions
176163	5/12/2010			SPARKLETTS (PRESCOTT VALLEY)		55.76	water service
176164	5/12/2010			CENDANT TRAVEL SERVICES, INC.		17.50	Commissions
176165	5/12/2010			CULLIGAN		500.55	plumbing supplies
176166	5/12/2010			CUMMINGS PLUMBING,		763.78	plumbing repairs
176167	5/12/2010			DATA INTEGRATION, INC.		759.12	keypacks
176168	5/12/2010			DAKOTA TERRITORY TOURS, INC.		300.00	gift certs
176169	5/12/2010			DOCUMENT TECHNOLOGIES		1,631.45	copy machine repair;corp office
176170	5/12/2010			JOY L DOTSON		21.43	hat/shirt logos
176171	5/12/2010			CARBON'S GOLDEN MALTED		98.00	waffle mix
176172	5/13/2010			ECOLAB		3,182.90	cleaning supplies
176173	5/12/2010			ELOTE CAFE		107.82	gift shop items
176174	5/12/2010			ESTES VALLEY-NETWORK, INC.		100.00	internet service
176175	5/12/2010			DENNIS HUGHES		100.00	carpet cleaning
176176	5/12/2010			EXPEDIA TRAVEL		51.50	Commission
176177	5/12/2010			EXPEDIA INCORPORATED		40.00	travel commissions
176178	5/12/2010			F&S DISTRIBUTORS		602.40	soap
176179	5/12/2010			FEDERAL EXPRESS		1,127.94	courier packages/shipping
176180	5/12/2010			FEDEX		106.29	courier packages
176181	5/12/2010			FIRST CHOICE SERVICES		97.31	coffee service/supplies
176182	5/12/2010			CHASE CARD SERVICES		1,018.78	credit card
176183	5/12/2010			FOUR SEASONS TRAVEL		22.50	travel commissions
176184	5/12/2010			FOX WORLD TRAVEL, INC.		86.50	Commissions
176185	5/12/2010			FRONTIER		1,703.69	phone service
176186	5/12/2010			FUNSEEKERS VACATION, INC		40.50	travel commissions
176187	5/12/2010			GILA COUNTY RECORDER		11.00	title/recorder fees
176188	5/12/2010			GLOBETROTTER TRAVEL		33.00	travel commissions
176189	5/12/2010			GARLAND'S OAK CREEK LODGE		125.82	Items for gift shop
176190	5/12/2010			GUEST SUPPLY		233.29	building supplies
176191	5/12/2010			HD SUPPLY		95.67	Bldg. Supplies
176192	5/12/2010			INTERVAL INTERNATIONAL		2,188.70	premiere vacation club - new sales
176193	5/12/2010			INTELLIGENTSIA ROASTING WORKS		299.50	coffee
176194	5/12/2010			INTERVAL INTERNATIONAL, INC.		357.30	premiere vacation club
176195	5/12/2010			IRONHORSE SIGNS		356.57	Sign repair
176196	5/12/2010			IT'S A PARTY INC		1,565.89	logo shirts & jackets
176197	5/12/2010			JASPER'S CLEAR POOL WHOLESALE		931.84	pool & spa supplies

Check Register Report

by Check Date

ILX INCORPORATED

Cash Account: 10001-C10-T00-D0-0000-L00-50

Check No.	Check Date	Insider or Professional	Insider or Professional Description	Vendor	Currency	Check Amount	
176198	5/12/2010			JOURNEYS UNLIMITED, INC		51.50	travel commissions
176199	5/12/2010			KECK'S KLEAR WATER CO		160.19	water service
176200	5/12/2010			KENYON INTERNATIONAL INC.		237.27	Furnishing repair
176201	5/12/2010			TERRY D. KNOX		105.30	employee expense reimbursement
176202	5/12/2010			LAUNDRY & CLEANERS SUPPLY, INC		863.16	laundry & kitchen supplies
176203	5/12/2010			LODGING KIT COMPANY		1,441.38	room supplies
176204	5/12/2010			METRO RESTAURANTS		2,125.00	certificate purchase
176205	5/12/2010			MOUNT HOPE WHOLESALE,INC		118.12	food order
176206	5/12/2010			MUZAK - SOUTHWEST		945.22	music services
176207	5/12/2010			NEUMAN ENTERPRISES		114.51	Painting supplies
176208	5/12/2010			ON HOLD PRODUCTIONS AUDIO		83.39	hold music
176209	5/12/2010			ONE SOURCE FREIGHT		1,623.37	inventory for spa
176210	5/12/2010			ORBITZ TRAVEL LLC		163.50	travel commissions
176211	5/12/2010			PEPSI COLA BOTTLING COMPANY		49.00	beverage supply
176212	5/12/2010			PFM, LLC		263.25	background checks
176213	5/12/2010			PITNEY BOWES PURCHASE POWER		106.99	mail machines
176214	5/12/2010			PLANT FAIR NURSERY, INC.		110.65	plants
176215	5/12/2010			PONDEROSA DOMESTIC W. I. D.		515.00	utility
176216	5/12/2010			POPINA		1,429.00	shirts
176217	5/12/2010			PRICELINE.COM INCORPORATED		55.50	Commissions
176218	5/12/2010			PROTECTION ONE ALARM		188.85	equipment lease
176219	5/12/2010			PRUDENTIAL OVERALL SUPPLY		318.28	aprons & towels
176220	5/12/2010			SOURCE ONE		389.96	canliners
176221	5/12/2010			QWEST		1,215.65	utility
176222	5/12/2010			RANSOM JONES PHOTOGRAPHY		509.63	Gift Items
176223	5/12/2010			RED FEATHER LIFE		43.76	advertising
176224	5/12/2010			GREGG J. C. MAROUSEK		100.19	washer and dryer repairs
176225	5/12/2010			RESERVATION CENTER, INC.		51.50	travel commissions
176226	5/12/2010			RESTAURANT TEA SERVICE		150.60	tea order
176227	5/12/2010			M., S. WHITE & SONS INC.		50.00	repair & maint. Kitchen & ladies spa
176228	5/12/2010			RED ROCK RENTAL		41.97	equipment rental
176229	5/12/2010			RED ROCK SPRING FARMERS		1,096.00	reimbursement for ILX dollars
176230	5/12/2010			ROBERT SHIELDS CREATIONS		68.00	consignment sales
176231	5/12/2010			NPG CABLE, INC. OF ARIZONA		59.70	utility
176232	5/12/2010			SCR ENTERPRISES, LLC		51.50	Commission
176233	5/12/2010			THE SEDONA NOW NETWORK, INC.		716.00	advertising
176234	5/12/2010			MARIA LASIA		2,947.37	consignment sales
176235	5/12/2010			SEDONA PUBLISHING CO.		766.67	advertising
176236	5/12/2010			SEMSTREAM, LP		224.93	utility
176237	5/12/2010			SEDONA RED ROCK TOURS		60.00	Yoga Dvd's
176238	5/12/2010			SNAPPY LAWN SERVICE, INC.		80.00	landscape service
176239	5/12/2010			SOUTHWEST GLASSWARE		225.72	Rooms supplies
176240	5/12/2010			SPORTS SOLUTIONS INC		273.73	guest room supplies
176241	5/12/2010			SUNRISE TRAVEL		33.00	travel commissions
176242	5/12/2010			COMCAST CABLE		1,588.14	utility
176243	5/12/2010			TELNET CORPORATION		312.00	phone repairs
176244	5/12/2010			TOWN OF ESTES PARK		1,961.81	utility
176245	5/12/2010			TRAVELTODAY, LLC		9.50	travel commissions
176246	5/12/2010			TRAVELNOW.COM INC		38.80	travel commissions
176247	5/12/2010			TRIPS INCENTIVES CORP		60.00	Tours
176248	5/12/2010			TRI STATE MUSIC AND VIDEO		199.00	digital musi & mogs; on-hld svc
176249	5/12/2010			TRAVELWEB LLC		19.00	travel commissions
176250	5/12/2010			CREATIVE VACATIONS & CRUISE		90.00	travel commissions
176251	5/12/2010			UNITED PARCEL SERVICE		621.65	courier/shipping packages
176252	5/12/2010			USA TODAY		123.73	newspaper
176253	5/12/2010			QWEST		2,309.69	utility
176254	5/12/2010			VANGENT, INC.		480.00	HR Internet Version
176255	5/12/2010			JOHN & JOE VILLEGAS		380.84	landscape service
176256	5/12/2010			VERDE VILLAGE GLASS, LLC		781.16	"O" bldg remodel
176257	5/12/2010			WASTE MANAGEMENT of ARIZONA		1,391.04	utility
176258	5/12/2010			THE WELCOME CENTER		200.00	Tours
176259	5/12/2010			WEINER'S LTD		122.28	gift shop supplies
176260	5/12/2010			WILD REPUBLIC		165.09	trinkets of bird, bird clip
176261	5/12/2010			WORLD CHOICE TRAVEL		127.50	travel commissions
176262	5/12/2010			GRAINGER , INC		558.27	building supplies
176263	5/12/2010			CONCORD SERVICING CORPORATION		372.15	loan servicing
176218	5/13/2010			PROTECTION ONE ALARM		-188.85	equipment lease
176264	5/13/2010			ARIZONA PUBLIC SERVICE		21,256.35	utility
176265	5/13/2010			AVANTE MARKETING LLC		3,834.65	tours
176266	5/13/2010			CDC POOLS, INC		6,745.00	plumbing supplies
176267	5/13/2010			UNISOURCE ENERGY SERVICES		9,000.00	utility
176268	5/13/2010			COCONINO COUNTY RECORDER		660.00	title fees / recorder fees
176269	5/13/2010			COCONINO COUNTY RECORDER		176.00	title fees / recorder fees
176270	5/13/2010			COCONINO COUNTY RECORDER		256.00	title fees / recorder fees
176271	5/13/2010			COCONINO COUNTY RECORDER		149.00	title fees / recorder fees
176272	5/13/2010			LOS ABRIGADOS PETTY CASH		545.46	petty cash reimbursement
176273	5/13/2010			SEDONA SALES PETTY CASH		1,020.00	petty cash reimbursement
176274	5/13/2010			MISSION LINEN SERVICE		792.09	laundry service
176275	5/13/2010			MISHAWAKA UTILITIES		3,381.86	utility
176276	5/13/2010			PROTECTION ONE ALARM		62.95	equipment lease
176277	5/13/2010			SEDONA PRODUCE, INC.		2,550.92	food order
176278	5/13/2010			THE STAATS MARKETING TEAM, LLC		1,850.00	tour commissions
176279	5/13/2010			STAPLES BUSINESS ADVANTAGE		595.84	office supplies
176280	5/13/2010			TUCSON ELECTRIC POWER COMPANY		6,000.00	utility

Check Register Report

by Check Date

ILX INCORPORATED

Cash Account: 10001-C10-T00-D0-0000-L00-S0

Check No.	Check Date	Insider or Professional	Insider or Professional Description	Vendor	Currency	Check Amount	
176281	5/13/2010			THE WELCOME CENTER		1,000.00	Tours
176282	5/13/2010			MARY E. ZELENSKI		76.03	employee expense reimbursement
176283	5/13/2010	*	Executive Vice President	EDD ZIELINSKI		493.83	employee expense reimbursement
176284	5/13/2010			III		776.40	Uniforms
176285	5/13/2010			CDC POOLS, INC		10,633.11	plumbing supplies
176286	5/14/2010			AMERICAN CONSUMER SERVICES LLC		234.00	tour commissions
176287	5/14/2010			COSMETIC LABS, LP		1,490.00	inventory for spa
176288	5/14/2010			JOHN F DOMBACH		94.88	Overpayment Of Loan Payoff
176289	5/14/2010			HOME DEPOT INCENTIVES		5,586.00	gift cards
176290	5/14/2010			SHAWN KINSEY		28.00	Overpayment Of Loan Payoff
176291	5/14/2010			ILX PREMIERE VACATION CLUB		170.00	owner loan pymt/fees
176292	5/14/2010			JEFFREY SMITH		29.36	Overpayment Of Loan Payoff
176293	5/14/2010			DANIEL V WESTERVELT		319.52	Overpayment Of Loan Payoff
176294	5/14/2010			THYSSENKRUPP ELEVATOR CORP.		945.83	elevator service
176295	5/14/2010			ARIZONA BANK & TRUST		591.30	debt service
176296	5/14/2010			STEELE FOUNDATION		1,786.25	debt service
176297	5/17/2010			ACE HARDWARE		289.11	building supplies
176298	5/17/2010			BEELINE DISTRIBUTING		74.72	food purchases
176299	5/17/2010			BIG PARK WATER COMPANY		32.49	utility
176300	5/17/2010			EPICUREAN FOODS		1,262.94	food order
176301	5/17/2010			GBS LINENS		361.38	linen order
176302	5/17/2010			HOLSUM BAKERY INC.		273.61	bread
176303	5/17/2010			JPS PAINT CENTER		92.08	paint supplies
176304	5/17/2010			LOWES		3,179.42	Items to remodel Golden Eagle
176305	5/17/2010			ROMA OF ARIZONA		1,135.53	food order
176306	5/17/2010			SEDONA ACE HARDWARE		110.39	building supplies
176307	5/17/2010			SEDONA ACE HARDWARE		761.65	building supplies
176308	5/17/2010			SHAMROCK FOODS COMPANY		2,191.62	food order
176309	5/17/2010			STATE OF ARIZONA		555.00	liquor lic. Renewal - lap
176310	5/17/2010			STOCK YARDS PHOENIX		328.65	food order
176311	5/17/2010			SUPERIOR SKIN CARE SOLUTIONS		470.73	Spa supplies
176312	5/17/2010			U. S. FOODSERVICE INC.		15,482.90	food order
176313	5/17/2010			U.S. FOODSERVICE, INC.		755.88	food order
176314	5/17/2010			US FOOD SERVICE		502.79	food order
176315	5/17/2010			VILLAGE ACE HARDWARE &		331.93	building supplies
176316	5/17/2010			SERVICE SOLUTIONS GROUP LLC		57.70	thermostat switch
176317	5/18/2010			ARIZONA FURNITURE WHOLESALE		7,015.69	Mattresses for VCA Tucson
176318	5/18/2010			AT&T MOBILITY		2,019.75	utility
176319	5/18/2010			ARIZONA CORPORATION		45.00	annual report filing fee
176320	5/18/2010			ARIZONA WATER CO		4,253.52	utility
176321	5/18/2010			CITY OF TUCSON		1,905.26	utility
176322	5/18/2010			UNISOURCE ENERGY SERVICES		6,051.57	utility
176323	5/18/2010			DIRECT TV		117.69	utility
176324	5/18/2010			XCEL ENERGY		1,469.34	utility
176325	5/18/2010			SEARS COMMERCIAL ONE		514.17	plumbing supplies
176326	5/18/2010			SEARS COMMERCIAL ONE		1,321.81	plumbing supplies
176327	5/19/2010			A-1 TEXTILES & HOSPITALITY		1,507.31	towels & sheets
176328	5/19/2010			AROMA COFFEE CO., LLC		161.15	coffee order
176329	5/19/2010			ADP, INC.		1,179.59	payroll services
176330	5/19/2010			AMERICAN CONSUMER SERVICES LLC		256.00	tour commissions
176331	5/19/2010			AT&T		113.96	phone bill
176332	5/19/2010			AMERICAN HOTEL REGISTER CO		46.27	guest room supplies
176333	5/19/2010			AMERICAN SHOWS, INC.		1,695.00	booth rental
176334	5/19/2010			ANCON CONSTRUCTION CO., INC.		34,101.00	Building Repair
176335	5/19/2010			APPLIANCE PARTS DEPOT		97.91	knob
176336	5/19/2010			ASSA ABLOY HOSPITALITY INC.		940.44	Service Call
176337	5/19/2010			AZ COMPLETE CANDY & TOBACCO		218.36	cigarettes
176338	5/19/2010			BLACK JACK PEST CONTROL		1,060.00	monthly pest service
176339	5/19/2010			THE CARRIAGE HOUSE		50.40	reservation activity
176340	5/19/2010			CARLS' TAG & BADGE		29.28	uniform name tags
176341	5/19/2010			CDW DIRECT, LLC		208.50	dvd players
176342	5/19/2010			WATER DEPT CITY OF PHOENIX		87.63	utility
176343	5/19/2010			CONCORD SERVICING CORPORATION		17,603.47	loan servicing
176344	5/19/2010			SPARKLETTS (PRESCOTT VALLEY)		140.76	water service
176345	5/19/2010			EDISON LAKES INC.		1,671.00	Annual Edision Lakes Pkwy Assn Oper Exp
176346	5/19/2010			CULLIGAN OF NORTHERN AZ		109.33	water service
176347	5/19/2010			KIRA GEDDES		211.85	earnings to see in Sedona Spa shop
176348	5/19/2010			CHARISE SIMPSON		606.48	printing service
176349	5/19/2010			EGENDOERFER ELECTRIC, INC.		119.42	Kitchen equipment repair
176350	5/19/2010			PEGASUS SOLUTIONS COMPANIES		260.71	reservation commisions
176351	5/19/2010			DENNIS HUGHES		910.00	carpet cleaning
176352	5/19/2010			EXPEDIA INCORPORATED		21.70	travel commissions
176353	5/19/2010			EXECUTIVE TOUR & TRAVEL		1,006.00	tour commissions
176354	5/19/2010			F&S DISTRIBUTORS		600.26	soap
176355	5/19/2010			FEDERAL EXPRESS		1,342.35	courier packages/shipping
176356	5/19/2010			FEDEX		30.06	courier packages
176357	5/19/2010			FIRST CHOICE SERVICES		51.47	coffee service/supplies
176358	5/19/2010			FOCUS PRODUCTS GROUP LLC		103.10	Repair supplies
176359	5/19/2010	*	Legal	GALLAGHER & KENNEDY		475.00	Professional Svs.
176360	5/19/2010			GBG ENTERPRISES, INC.		844.71	gravel
176361	5/19/2010			GIFT BOX CORP. OF AMERICA		322.64	SPA Supplies
176362	5/19/2010			THE GOOD COOK		21.35	Subscriptions
176363	5/19/2010			GRUBER LANDSCAPING & LAWN CARE		934.25	landscape service
176364	5/19/2010			WEST-LITE SUPPLY CO., INC.		765.92	lightbulbs & lighting

Check Register Report

by Check Date

ILX INCORPORATED

Cash Account: 10001-C10-T00-D0-0000-L00-50

Check No.	Check Date	Insider or Professional	Insider or Professional Description	Vendor	Currency	Check Amount	
176365	5/19/2010			GARRY BROWN		86.59	Pool repair
176366	5/19/2010			HOUSTON VACUUM CLEANER CO.		501.13	vacuum parts
176367	5/19/2010			INTERVAL INTERNATIONAL		2,901.30	premiere vacation club - new sales
176368	5/19/2010			INTERVAL INTERNATIONAL, INC.		108.50	premiere vacation club
176369	5/19/2010			JASPER'S CLEAR POOL WHOLESALE		176.03	pool & spa supplies
176370	5/19/2010			KECK'S KLEAR WATER CO		147.50	water service
176371	5/19/2010			TERRY D. KNOX		105.30	employee expense reimbursement
176372	5/19/2010			KOHL'S RANCH WATER CO		65.27	water bill
176373	5/19/2010			LESLIE'S POOLMART, INC		306.07	pool & spa supplies
176374	5/19/2010			LINCOLN SEWER CLEANING, INC.		210.00	Repair water pipe
176375	5/19/2010			LODGING KIT COMPANY		655.99	room supplies
176376	5/19/2010			MEI BATH EXPERIENCE, INC.		600.16	sales items
176377	5/19/2010			METRO RESTAURANTS		2,125.00	certificate purchase
176378	5/19/2010			MOUNT HOPE WHOLESALE INC		268.15	food order
176379	5/19/2010			LAUREE MOFFETT		114.84	employee expense reimbursement
176380	5/19/2010			NORTHERN COLORADO PAPER INC.		268.71	bathrm & laundry supplies
176381	5/19/2010			ONCE IN A BLOOM FRAGRANCES		211.50	gift shop items
176382	5/19/2010			ONE COMMUNICATIONS		690.55	utility
176383	5/19/2010			ORBITZ, LLC.		10.00	travel commissions
176384	5/19/2010			SANTA RITA BOTTLING CO		293.00	beverage supply
176385	5/19/2010			PEPSI-COLA BOTTLING CO.		111.50	beverage supply
176386	5/19/2010			PEPSI COLA BOTTLING COMPANY		338.05	beverage supply
176387	5/19/2010			PFM, LLC		117.00	background checks
176388	5/19/2010			PHOENIX RUBBER STAMP CO INC		17.07	stamp & notary book
176389	5/19/2010			PLANT FAIR NURSERY, INC.		172.67	plants
176390	5/19/2010			ILX PREMIERE VACATION CLUB		710.46	owner loan pymt/fees
176391	5/19/2010			QWEST COMMUNICATIONS		5,232.98	phone bill
176392	5/19/2010			REGAL ART & GIFT		259.43	items for sale in vacation store
176393	5/19/2010			MILTON R. THOMPSON		360.48	keys & locks
176394	5/19/2010			MARC WAYNE SAXE		350.00	tours
176395	5/19/2010			RESTAURANT TEA SERVICE		183.45	tea order
176396	5/19/2010			MICHAEL J. ALEXANDER		20.00	advertising
176397	5/19/2010			ROSWELL BOOKBINDING		55.80	fulfillment charges
176398	5/19/2010			ROADRUNNER LOCK & SAFE		151.57	keys & locks
176399	5/19/2010			M. S. WHITE & SONS INC.		270.00	repair & maint. Kitchen & ladies spa
176400	5/19/2010			RED ROCK RENTAL		428.71	equipment rental
176401	5/19/2010			SOUTH BEND TRIBUNE		51.35	advertising
176402	5/19/2010			SCR ENTERPRISES, LLC		25.80	Commission
176403	5/19/2010			SHRED-IT ARIZONA		1,574.00	Shreding Service
176404	5/19/2010			SMITH-SOUTHWESTERN INC		184.71	gift shop items
176405	5/19/2010			SOMERSET ENTERTAINMENT		408.45	CD's to sell
176406	5/19/2010			SOBEL WESTEX		446.98	towels,cushions,pillows/e-bldg remodel
176407	5/19/2010			SPOTMASTERS DRY CLEANING		726.58	Dry cleaning
176408	5/19/2010			SPORTS SOLUTIONS INC		410.58	guest room supplies
176409	5/19/2010			THE STAATS MARKETING TEAM, LLC		2,000.00	tour commissions
176410	5/19/2010			STAPLES BUSINESS ADVANTAGE		462.04	office supplies
176411	5/19/2010			SEDONA WOMAN LLC		180.00	SPA sales items
176412	5/19/2010			TOTAL FORMS MANAGEMENT, INC.		77.50	print/stationary/storage
176413	5/19/2010			TRAVELNOW.COM INC		13.00	travel commissions
176414	5/19/2010			TRIPS INCENTIVES CORP		240.00	Tours
176415	5/19/2010			THE SEDONA GALLERY ASSOCIATION		100.00	advertising
176416	5/19/2010			USA TODAY		115.00	newspaper
176417	5/19/2010			USA TODAY		262.23	newspaper
176418	5/19/2010			VAN HORN CARPET SERVICE INC		8,825.50	Capital project / carpeting
176419	5/19/2010			VCA-TUCSON PETTY CASH		144.26	petty cash reimbursement
176420	5/19/2010			VERDE CANYON RAILROAD		5,376.60	gift certs
176421	5/19/2010			WULFF'S CONTRACT FURNITURE		1,615.89	furniture order
176422	5/19/2010			WASTE MANAGEMENT of ARIZONA		3,200.36	utility
176423	5/19/2010			WASTE 2000 LLC		187.50	Trash Removal
176424	5/19/2010			THE WELCOME CENTER		200.00	Tours
176425	5/19/2010			THE WELCOME CENTER		1,600.00	Tours
176426	5/19/2010			WELCOME NEWCOMERS, INC.		150.00	Apr svc packets
176427	5/19/2010			WILLIS OF ARIZONA, INC.		39,156.36	insurance
176428	5/19/2010			GRAINGER , INC		81.64	building supplies
176429	5/19/2010			CONCORD SERVICING CORPORATION		2,055.00	loan servicing
176337	5/20/2010			AZ COMPLETE CANDY & TOBACCO		-218.36	cigarettes
176406	5/20/2010			SOBEL WESTEX		-446.98	towels,cushions,pillows/e-bldg remodel
176430	5/20/2010			AVANTE MARKETING LLC		3,136.60	tours
176431	5/20/2010			ARIZONA COMMERCIAL LIGHTING		218.36	Electric supplies
176432	5/20/2010			AZ HIGH DESERT REALTY, LLC.		3,669.31	sales commissions
176433	5/20/2010			COLORADO DEPT OF REVENUE		339.00	Tax's
176434	5/20/2010			RONALD ERVIN		820.00	sales commissions
176435	5/20/2010			PETTY CASH		190.25	petty cash reimbursement
176436	5/20/2010			KENNETH D. HULL		2,874.96	commission
176437	5/20/2010			MARC A. KINCAID		1,713.20	sales commissions
176438	5/20/2010			LOS ABRIGADOS PETTY CASH		894.73	petty cash reimbursement
176439	5/20/2010			SEDONA SALES PETTY CASH		1,360.00	petty cash reimbursement
176440	5/20/2010			DAVID LUSCOMBE		3,990.24	Commissions
176441	5/20/2010			JEFFREY PAUL MELLON		1,537.48	Commissions
176442	5/20/2010			DAVID C. PARSONS		12,855.60	sales commissions
176443	5/20/2010			QWEST		5,702.31	utility
176444	5/20/2010			QWEST COMMUNICATIONS		521.36	phone bill
176445	5/20/2010			BRAD RAMER		3,981.13	sales commissions
176446	5/20/2010			SEDONA PRODUCE, INC.		2,498.84	food order

Check Register Report

by Check Date

ILX INCORPORATED

Cash Account: 10001-C10-T00-D0-0000-L00-S0

Check No.	Check Date	Insider or Professional	Insider or Professional Description	Vendor	Currency	Check Amount	
176447	5/20/2010			SOBEL WESTEX		347.90	towels,cushions,pillows/e-bldg remodel
176448	5/20/2010			SWISHER PEPPER LLC		140.00	Commission
176449	5/20/2010			VERDE CANYON RAILROAD		3,062.04	gift certs
176450	5/20/2010			WATER TREATMENT OPERATORS, INC		470.00	certified operator srvcs
176451	5/20/2010			MARY E. ZELENSKI		36.83	expense reimbursement
176282	5/21/2010			MARY E. ZELENSKI		-76.03	expense reimbursement
176452	5/21/2010			PHOENIX CITY TREASURER		78.17	use tax
176453	5/21/2010			MR. ROBERT LEFEBVRE		149.30	Phone charges refund
176104	5/24/2010			COCONINO COUNTY RECORDER		-570.00	title fees / recorder fees
176454	5/24/2010			BEELINE DISTRIBUTING		50.80	food purchases
176455	5/24/2010			COCONINO COUNTY RECORDER		600.00	title fees / recorder fees
176456	5/24/2010			MARION C. DICKINSON		99.34	Late fee refund for 2010 maint. Dues
176457	5/24/2010			EPICUREAN FOODS		661.41	food order
176458	5/24/2010			HOLSUM BAKERY INC.		182.10	bread
176459	5/24/2010			JPS PAINT CENTER		114.13	paint supplies
176460	5/24/2010			PACIFIC SEAFOOD CO.		997.14	Restaurant supplies
176461	5/24/2010			SEDONA ACE HARDWARE		922.03	building supplies
176462	5/24/2010			SERVICE SOLUTIONS GROUP LLC		95.59	thermostat switch
176463	5/24/2010			SHAMROCK FOODS COMPANY		970.42	food order
176464	5/24/2010			STOCK YARDS PHOENIX		457.30	food order
176465	5/24/2010	*	Executive Vice President	TY KREHBIEL		1,615.72	expense reimbursement
176466	5/24/2010			U. S. FOODSERVICE INC.		8,809.17	food order
176467	5/24/2010			U.S. FOODSERVICE, INC.		758.68	food order
176468	5/24/2010			US FOOD SERVICE		398.27	food order
176469	5/24/2010			VILLAGE ACE HARDWARE &		296.67	building supplies
176470	5/25/2010			ARIZONA DEPARTMENT OF REVENUE		4,506.45	Sales tax
176471	5/25/2010			ARIZONA DEPARTMENT OF REVENUE		41,483.98	Sales tax
176472	5/25/2010			ARIZONA DEPARTMENT OF REVENUE		1,890.99	Sales tax
176473	5/25/2010			ARIZONA DEPARTMENT OF REVENUE		5,471.38	Sales tax
176474	5/25/2010			EXPERIAN		580.60	credit reports
176475	5/25/2010	*	Vice Chairman/CSMO	JOSEPH P MARTORI II		3,611.03	expense report
176476	5/25/2010			LEVEL 3 COMMUNICATIONS, LLC		848.30	pool & spa supplies
176477	5/25/2010			MAGGIE MARTELL		130.00	cleaning service
176478	5/25/2010			PHILLIPS 66-CONOCO-76		83.08	Gas for company vehicle
176479	5/25/2010			PINK JEEP TOURS INC		192.00	gift certs
176480	5/25/2010			S V M, L.P.		5,155.00	certificate purchase
176481	5/25/2010			CITY OF TUCSON, ARIZONA		1,997.44	Sales tax/Bus license
176482	5/25/2010			COIN & PROFESSIONAL		227.02	Repair kit
176483	5/26/2010			AAA WESTERN AND CENTRAL		164.50	travel commissions
176484	5/26/2010			ACE HARDWARE OF ESTES PARK		482.64	building supplies
176485	5/26/2010			ACE HARDWARE		46.17	building supplies
176486	5/26/2010			ACORN DISTRIBUTORS, INC		184.31	guest room OR cleaning supplies
176487	5/26/2010			BRADSHAW BROS., LLC		170.00	OPC Gift Certs
176488	5/26/2010			ADP, INC.		311.00	payroll services
176489	5/26/2010			ADP, INC.		261.76	payroll services
176490	5/26/2010			ADVANCED RESERVATION SYSTEMS		16.50	Commission
176491	5/26/2010			D & B POWERWASHING SERVICE,LLC		565.00	exhaust cleaning - kitchen
176492	5/26/2010			ALLIANCE RESERVATIONS NETWORK		148.10	Commissions
176493	5/26/2010			AMERICAN HOTEL REGISTER CO		135.60	guest room supplies
176494	5/26/2010			ARROWHEAD		269.81	water service
176495	5/26/2010			ARIZONA RADIO COMMUNICATIONS		230.42	Supplies / small hand tools
176496	5/26/2010			ASPEN MINI STORAGE		160.00	monthly storage fee
176497	5/26/2010			ASSA ABLOY HOSPITALITY INC.		282.34	Service Call
176498	5/26/2010			ATOMIC PEST CONTROL, LLC		360.00	monthly pest service
176499	5/26/2010			ARIZONA AUTOMOBILE ASSOCIATION		11.00	Commission
176500	5/26/2010			ARIZONA COMMERCIAL LIGHTING		269.91	Electric supplies
176501	5/26/2010			ARIZONA HEALTH, LLC		86.48	Repair athletic eqpt.
176502	5/26/2010			BAREFOOT ATTITUDE, LLC.		606.03	Spa items for sale
176503	5/26/2010			BAJA BROADBAND		793.25	utility
176504	5/26/2010			BAIER SIGNS		410.03	golf shack new sign
176505	5/26/2010			BASIN SATELLITE, LLC		95.00	satellite
176506	5/26/2010			BATTERIES PLUS #103		68.46	batteries
176507	5/26/2010			BIMBO BAKERIES USA		25.20	food for restaurants
176508	5/26/2010			BESAM US INC		323.19	Building repair
176509	5/26/2010			BIG O TIRES		454.31	tires
176510	5/26/2010			BIDDLE'S NURSERY		3.16	plants
176511	5/26/2010			BIG PARK DOMESTIC WASTE WATER		8,286.92	utility
176512	5/26/2010			ANTHONY CASERTA		32.00	expense report
176513	5/26/2010			CARLS' TAG & BADGE		14.69	uniform name tags
176514	5/26/2010			CENTRAL ALARM, INC		82.52	fire/burglar alam service
176515	5/26/2010			CHIEFTAIN WILD RICE CO		87.50	food order
176516	5/26/2010			CITY OF BULLHEAD CITY		909.44	assessments
176517	5/26/2010			PHX COMPASS INSURANCE AGENCY		1,522.00	buy-dwn subsidy bond
176518	5/26/2010			CONCORD SERVICING CORPORATION		12,732.49	loan servicing
176519	5/26/2010			CREATIVE FLOORING DESIGNS, INC		1,477.36	tile repair
176520	5/26/2010			CARLSON WAGONLIT TRAVEL, INC.		9.00	travel commissions
176521	5/26/2010			DATA INTEGRATION, INC.		1,279.90	keypacks
176522	5/26/2010			DAKOTA TERRITORY TOURS, INC.		200.00	gift certs
176523	5/26/2010			DMX, INC		73.01	digital music
176524	5/26/2010			DOCUMENT TECHNOLOGIES		2,485.90	copy machine repair;corp office
176525	5/26/2010			ECOLAB		391.96	cleaning supplies
176526	5/26/2010			ECOLAB		107.44	cleaning supplies
176527	5/26/2010			ELOTE CAFE		107.82	gift shop items
176528	5/26/2010			PEGASUS SOLUTIONS COMPANIES		2,652.28	reservation commisions

Check Register Report

by Check Date

ILX INCORPORATED

Cash Account: 10001-C10-T00-D0-0000-L00-S0

Check No.	Check Date	Insider or Professional	Insider or Professional Description	Vendor	Currency	Check Amount	
176529	5/26/2010			ESTES PARK RENT ALL INC.		491.92	equipment rental
176530	5/26/2010			EXPEDIA TRAVEL		44.70	Commission
176531	5/26/2010			EXPEDIA INCORPORATED		14.00	travel commissions
176532	5/26/2010			F&S DISTRIBUTORS		63.83	soap
176533	5/26/2010			FEDERAL EXPRESS		1,237.78	courier packages/shipping
176534	5/26/2010			FEDEX		62.98	courier packages
176535	5/26/2010			FOX FIRE SAFETY, INC.		105.37	fire alarm testing
176536	5/26/2010			GRETCHEN FORBECK		128.27	expense reimbursement
176537	5/26/2010			FSH COMMUNICATIONS, LLC		142.16	payphone services
176538	5/26/2010			WEST-LITE SUPPLY CO., INC.		302.21	lightbulbs & lighting
176539	5/26/2010			HOTEL CLEANING SERVICES, INC.		4,909.47	janitorial services
176540	5/26/2010			I.C.E. GALLERY, INC.		22.43	framed wallboard
176541	5/26/2010			INTERVAL INTERNATIONAL, INC.		5,052.94	premiere vacation club - new sales
176542	5/26/2010			IRON MOUNTAIN		2,979.54	file storage
176543	5/26/2010			IT'S A PARTY INC		1,168.28	logo shirts & jackets
176544	5/26/2010			JASPER'S CLEAR POOL WHOLESALE		1,350.27	pool & spa supplies
176545	5/26/2010	*	Mother of Vice Chairman/CSMO	JULIA MARTORI		272.53	expense report
176546	5/26/2010			LARSON WASTE, INC.		299.00	utility
176547	5/26/2010			LESLIE'S POOLMART, INC		99.98	pool & spa supplies
176548	5/26/2010			LEWUS ELECTRIC CO. INC		121.87	cleaning supplies - water co.
176549	5/26/2010			LINCOLN NATIONAL LIFE		218.56	insurance
176550	5/26/2010			LINCOLN SEWER CLEANING, INC.		95.00	Repair water pipe
176551	5/26/2010			LODGING KIT COMPANY		138.77	room supplies
176552	5/26/2010			LOVELAND STEAM LAUNDRY, INC		53.58	Rugs Cleaning
176553	5/26/2010			LEXYL TRAVEL TECHNOLOGIES, INC		530.42	travel commissions
176554	5/26/2010			MCCOY'S WINDOW CLEANING LLC		30.00	window cleaning service
176555	5/26/2010			METROPOLITAN TUCSON CONVENTION		570.00	membership dues
176556	5/26/2010			MIKE MILLER		3,494.15	expense report
176557	5/26/2010			MISHAWAKA UTILITIES		4,106.30	utility
176558	5/26/2010			MOTOR VEHICLE DIVISION		4.00	Vehicles Registration
176559	5/26/2010			MOUNT HOPE WHOLESALE,INC		39.50	food order
176560	5/26/2010			MULLIGANS		1,136.00	reimb. Ilx $
176561	5/26/2010			MYERS MANAGEMENT & CAPITAL		500.00	CEO Forum
176562	5/26/2010			NORTHERN COLORADO PAPER INC.		282.77	bathrm & laundry supplies
176563	5/26/2010			OREGON CITY TRAVEL INC.		88.50	travel commissions
176564	5/26/2010			MULTALER INCORPORATED		1,477.50	SPA supplies
176565	5/26/2010			PEPSI COLA BOTTLING COMPANY		222.00	beverage supply
176566	5/26/2010			PHOENIX RUBBER STAMP CO INC		17.07	stamp & notary book
176567	5/26/2010			PINK JEEP TOURS INC		86.28	gift certs
176568	5/26/2010			PITNEY BOWES INC		87.81	mail machines
176569	5/26/2010			PLANT FAIR NURSERY, INC.		189.01	plants
176570	5/26/2010			THE POTTED PLANT		145.00	interior plant service
176571	5/26/2010			PRICELINE.COM INCORPORATED		93.30	Commissions
176572	5/26/2010			PRUDENTIAL OVERALL SUPPLY		808.13	aprons & towels
176573	5/26/2010			SOURCE ONE		2,002.97	canliners
176574	5/26/2010			ILX PREMIERE VACATION CLUB		47.54	owner loan pymt/fees
176575	5/26/2010	*	Legal	POLSINELLI SHUGHART		20,000.00	Professional Svs.
176576	5/26/2010			INTERCALL		144.48	phone conf. Service
176577	5/26/2010	*	Legal	RAYMOND J. GASKILL		75.00	Professional Svs.
176578	5/26/2010			RESERVE ACCOUNT		200.00	postage prepymt
176579	5/26/2010			READY CARE INDUSTRIES INC.		284.16	spa supplies
176580	5/26/2010			RED FEATHER LIFE		43.76	spa - 24 white clouds cds
176581	5/26/2010			MILTON R. THOMPSON		13.17	keys & locks
176582	5/26/2010			MELISSA REED		118.80	expense report
176583	5/26/2010			RESTAURANT TEA SERVICE		304.37	tea order
176584	5/26/2010			M., S. WHITE & SONS INC.		135.00	repair & maint. Kitchen & ladies spa
176585	5/26/2010			RED ROCK RENTAL		19.77	equipment rental
176586	5/26/2010			THE RUMRUNNER		168.61	beverage supply
176587	5/26/2010			MIKE SCHULTE		196.80	expense reimbursement
176588	5/26/2010			SEDONA CHAMBER OF COMMERCE.		612.14	membership dues
176589	5/26/2010			SEAGULL VACATIONS, INC.		1,670.84	certificate purchase
176590	5/26/2010			SOUTHWEST MOBILE STORAGE-PHX		36.84	monthly storage fee
176591	5/26/2010			SOUTHWEST MEDIA COMMUNICATIONS		930.00	advertising
176592	5/26/2010			SOUTHWEST LABORATORIES		145.00	lab tests
176593	5/26/2010			SCOT SOLLER		175.00	Building repair
176594	5/26/2010			LES BLEVINS dba		65.94	Service call / building
176595	5/26/2010			SPORTS SOLUTIONS INC		15.60	guest room supplies
176596	5/26/2010			STAPLES ADVANTAGE		86.34	guest supplies
176597	5/26/2010			THE STAATS MARKETING TEAM, LLC		1,010.00	tour commissions
176598	5/26/2010			STAPLES BUSINESS ADVANTAGE		809.28	office supplies
176599	5/26/2010			SMS LAND, LLC		255.41	monthly rental
176600	5/26/2010			TY SUMMERS		83.25	expense report
176601	5/26/2010			SEDONA WEDDING PROFESSIONALS		225.00	membership dues
176602	5/26/2010			SWEET PICKENS FLORAL & GIFTS		170.20	bag
176603	5/26/2010			THERMOSTEAM SYSTEMS INC		129.13	Laundry machine parts
176604	5/26/2010			TOTAL FORMS MANAGEMENT, INC.		2,015.00	print/stationary/storage
176605	5/26/2010			TRAVELNOW.COM INC		129.00	travel commissions
176606	5/26/2010			TRIPS INCENTIVES CORP		240.00	Tours
176607	5/26/2010			TROPHIES UNLIMITED &		2.75	Printing & stationary
176608	5/26/2010			TRUE VALUE(ESTES PARK)		48.00	building supplies
176609	5/26/2010			TUCSON RESTAURANT EQUIPMENT		279.54	Repair in kitchen eqpt.
176610	5/26/2010			ULTRA-CHEM INC		234.25	Cleaning Supplies
176611	5/26/2010			UNITED HEALTH CARE		56,342.92	employee medical insurance
176612	5/26/2010			UPC MEDICAL SUPPLIES, INC.		109.17	spa - accup. Needles

Check Register Report

by Check Date

ILX INCORPORATED

Cash Account: 10001-C10-T00-D0-0000-L00-S0

Check No.	Check Date	Insider or Professional	Insider or Professional Description	Vendor	Currency	Check Amount	
176613	5/26/2010			JOHN & JOE VILLEGAS		15.00	landscape service
176614	5/26/2010			VERDE CANYON RAILROAD		2,818.20	gift certs
176615	5/26/2010			WULFF'S CONTRACT FURNITURE		15,069.36	furniture order
176616	5/26/2010			WASTE MANAGEMENT of ARIZONA		148.14	utility
176617	5/26/2010			WATER TEC OF TUCSON, INC		47.30	salt 50# bags
176618	5/26/2010			WATER UTILITIES ASSOCIATION		75.00	membership dues
176619	5/26/2010			THE WELCOME CENTER		200.00	Tours
176620	5/26/2010			THE WELCOME CENTER		600.00	Tours
176621	5/26/2010			WESTERN STATES FIRE PROTECTION		787.50	restaurant exhaust cleaning
176622	5/26/2010			WORLD CHOICE TRAVEL		158.50	travel commissions
176623	5/26/2010			GRAINGER , INC		189.49	building supplies
176624	5/26/2010			A-1 TEXTILES & HOSPITALITY		102.98	towels & sheets
176625	5/26/2010			CREATIVE FLOORING DESIGNS, INC		1,252.56	tile repair
176626	5/26/2010			MOTOR VEHICLE DIVISION		4.00	Vehicles Registration
176627	5/26/2010			MOTOR VEHICLE DIVISION		4.00	Vehicles Registration
176628	5/27/2010			ARIZONA PUBLIC SERVICE		24,388.59	utility
176629	5/27/2010			AVANTE MARKETING LLC		5,321.85	tours
176630	5/27/2010			BUREAU OF MOTOR VEHICLES		59.30	van registration
176631	5/27/2010			CABLE ONE		990.15	utility
176632	5/27/2010			UNISOURCE ENERGY SERVICES		9,000.00	utility
176633	5/27/2010			COCONINO COUNTY RECORDER		356.00	title fees / recorder fees
176634	5/27/2010			COCONINO COUNTY RECORDER		286.00	title fees / recorder fees
176635	5/27/2010			COCONINO COUNTY RECORDER		332.00	title fees / recorder fees
176636	5/27/2010	*	Chairman	JOSEPH P. MARTORI		766.69	expense report
176637	5/27/2010			LOS ABRIGADOS PETTY CASH		768.31	petty cash reimbursement
176638	5/27/2010			SEDONA SALES PETTY CASH		1,040.00	petty cash reimbursement
176639	5/27/2010			METLIFE SMALL BUSINESS CENTER		7,933.61	employee dental insurance
176640	5/27/2010			ILX PREMIERE VACATION CLUB		229.12	owner loan pymt/fees
176641	5/27/2010			RESORT FUNDING LLC		8,172.78	owner upgrade
176642	5/27/2010			SEDONA ENGRAVING & AWARDS		177.15	engraving/plaques
176643	5/27/2010			SEDONA PRODUCE, INC.		2,317.10	food order
176644	5/27/2010			TUCSON ELECTRIC POWER COMPANY		6,000.00	utility
176645	5/27/2010	*	Wife of Executive Vice President	NANCY ZIELINSKI		78.03	Guest refreshment / SPA
176528	5/28/2010			PEGASUS SOLUTIONS COMPANIES		-2,852.28	Voided check
176646	5/28/2010			DIRECT TV		621.24	utility
176647	5/28/2010			PEGASUS SOLUTIONS COMPANIES		2,697.28	reservation commisions
176648	5/28/2010			QWEST		3,117.07	utility
176649	5/28/2010			RAVEN'S NEST		6,500.00	monthly rent payment
176650	5/28/2010			RENCIA INVESTMENTS LLC		0.00	monthly rent payment
176651	5/28/2010			TIAA REALTY INC.		18,429.83	monthly rent payment
176652	5/28/2010			BRIAN TROOP		2,552.50	monthly rent payment
176653	5/28/2010			VERIZON WIRELESS		449.66	utility
176654	5/28/2010	*	Benefit Plan Administration	BOYCE & ASSOCIATES, INC		7,862.59	Professional Svs.
176655	5/28/2010			RENCIA INVESTMENTS LLC		4,807.65	monthly rent payment
175765	5/30/2010			BUREAU OF MOTOR VEHICLES		-67.05	Voided check
	Account Total:					1,094,815.69	

Submitted By hboulos

Selections

ILX Checks

Check Date Rang 5/1/2010 5/31/2010

Cash Account: 10001-C10-T00-D0-0000-L00-S0

Report Type: Summary

Created : 6/15/2010 1:26:09PM

ILX RESORTS INCORPORATED
SALES ACCOUNT CHECK REGISTER

Check #	Date	Payee	Amount	Description
16503	6-May	Davis, Lee O.	$ (1,550.00)	Refund
16504	12-May	Diedrich, Doreen	$ (3,600.00)	Refund
16505	14-May	ILX Premiere Vacation Club	$ (3,505.59)	Loan Payment
			$ (8,655.59)	

Check Register Report - Kohl's Ranch OP'

by Check Date

ILX INCORPORATED

Cash Account: 10001-C11-T00-D0-0000-L00-S0

Check No.	Check Date	Vendor	Currency	Check Amount	
018591	5/1/2010	Rick Stancil		175.00	entertainment
018592	5/4/2010	RIM COUNTRY POWERSPORTS		98.50	polaris tires
018593	5/4/2010	GIANT 6042		141.33	gas
018594	5/5/2010	BOOTHILL RANCH		150.00	boot birdhouses
018595	5/6/2010	WAL-MART		77.77	supplies
018596	5/6/2010	GOLDEN EAGLE DISTRIBUTORS, INC		50.00	beer
018597	5/6/2010	NACKARD BEVERAGE		246.00	beer
018598	5/7/2010	YOUNGS MARKET CO.		169.55	vodka
018599	5/7/2010	SOUTHERN WINE & SPIRITS		298.92	wine & liquor
018600	5/8/2010	CHECKER AUTO PARTS		103.27	auto parts
018601	5/8/2010	CARL TOLBERT		150.00	entertainment
018602	5/9/2010	WAL-MART		116.33	supplies
018603	5/13/2010	SOUTHERN WINE & SPIRITS		294.00	wine
018604	5/14/2010	MOBILE AUTO REPAIR		404.17	rebuilt starter for white van
018605	5/15/2010	FRED RUTLEDGE		150.00	entertainment
018606	5/16/2010	BETTIE KOHL ADAMS		96.00	soft cover Kohl's books
018607	5/17/2010	WAL-MART		118.74	supplies
018608	5/17/2010	DOLLAR TREE STORES, INC #3129		19.57	Shreds, basket & batteries
018609	5/19/2010	POSTMASTER		44.00	postage
018610	5/20/2010	GIANT 6042		175.26	gas
018611	5/20/2010	REPUBLIC BEVERAGE		103.00	Joey Bistro Wine
018612	5/20/2010	GOLDEN EAGLE DISTRIBUTORS, INC		357.45	beer
018613	5/20/2010	NACKARD BEVERAGE		143.50	beer
018614	5/20/2010	MOBILE AUTO REPAIR		470.68	alternator for white van
018615	5/20/2010	ALLIANCE BEVERAGE DIST.CO LLC		119.61	beer
018616	5/21/2010	SOUTHERN WINE & SPIRITS		185.00	wine & beer
018618	5/22/2010	MICHAEL E SIMONS		175.00	entertainment
018619	5/26/2010	WAL-MART		210.92	supplies
018620	5/27/2010	REPUBLIC BEVERAGE		171.50	wine
018621	5/27/2010	SOUTHERN WINE & SPIRITS		368.13	wine & liquor
018622	5/28/2010	WAL-MART		71.76	supplies
018623	5/29/2010	MARTY MITCHELL		150.00	entertainment
	Account Total:			5,604.96	

Submitted By: taryn

Selections

Kohl's Ranch OP's Account (by Date)

Check Date Range: 5/1/2010 5/31/2010

Cash Account: 10001-C11-T00-D0-0000-L00-S0

Report Type: Summary

Created : 6/17/2010 1:55:08PM

Check Register Report - Roundhouse OP's

by Check Date

ILX INCORPORATED

Cash Account: 10001-C13-T00-D0-0000-L00-S0

Check No.	Check Date	Vendor	Currency	Check Amount	
012645	5/1/2010	WAL-MART		51.44	supplies
012647	5/1/2010	LIBERTY FENCE & SUPPLY LLC		41.38	lodge pole rail
012648	5/2/2010	PINETOP LAUNDRY & DRY CLEANING		18.00	dry clean bedspreads
012649	5/8/2010	PINETOP LAUNDRY & DRY CLEANING		18.00	dry clean bedspreads
012650	5/10/2010	PINETOP LAUNDRY & DRY CLEANING		18.00	dry clean bedspreads
012651	5/17/2010	CHEVRON		130.00	gas & propane
012652	5/18/2010	POSTMASTER		17.60	postage
012653	5/19/2010	WAL-MART		46.23	supplies
012654	5/21/2010	SHOW LOW MOTOR		24.20	strap hood latch
012655	5/21/2010	PINETOP LAUNDRY & DRY CLEANING		18.00	dry clean bedspreads
012656	5/23/2010	PINETOP LAUNDRY & DRY CLEANING		18.00	dry clean bedspreads
012657	5/24/2010	PINETOP LAUNDRY & DRY CLEANING		18.00	dry clean bedspreads
012658	5/24/2010	WAL-MART		21.18	supplies
012659	5/26/2010	ALMOURS MOUNTAIN MINI STORAGE		100.00	storage rent
	Account Total:			540.03	

Submitted By: taryn

Selections

Roundhouse OP's Account (by Date)

Check Date Range:	5/1/2010	5/31/2010
Cash Account:	10001-C13-T00-D0-0000-L00-S0	
Report Type:	Summary	

ILX RESORTS INCORPORATED
PAYROLL ACCOUNT CHECK REGISTER

Check #	Net Amt
11315	144.31
11316	127.33
11317	46.59
11318	400.00
11319	195.44
12981	1,064.96
12982	150.00
12983	50.00
12984	50.00
12985	25.00
110589	(21.01)
111818	(13.51)
122006	(27.70)
122599	(25.98)
125712	(118.33)
153615	1,598.16
153616	2,853.17
153617	637.39
153618	746.66
153619	601.29
153620	611.03
153621	1,014.85
153622	179.85
153623	404.17
153624	941.44
153625	829.48
153626	293.47
153627	427.44
153628	495.95
153629	467.87
153630	422.96
153631	454.94
153632	731.92
153633	511.28
153634	506.40
153635	652.73
153636	681.94
153637	512.20
153638	528.94
153639	467.00
153640	473.70
153641	346.31
153642	107.12
153643	2,895.70
153644	1,168.23
153645	117.17
153646	115.44
153647	480.22
153648	87.04
153649	234.34
153650	678.55
153651	1,138.02
153652	408.41
153653	697.76
153654	66.97

ILX RESORTS INCORPORATED
PAYROLL ACCOUNT CHECK REGISTER

153655	684.79
153656	488.20
153657	754.51
153658	713.32
153659	152.17
153660	392.48
153661	180.11
153662	898.73
153663	459.54
153664	592.45
153665	469.36
153666	412.67
153667	147.81
153668	482.21
153669	371.48
153670	288.88
153671	231.34
153672	42.20
153673	222.65
153674	112.55
153675	97.02
153676	265.12
153677	490.14
153678	392.84
153679	636.43
153680	747.50
153681	575.73
153682	561.02
153683	43.22
153684	730.40
153685	352.48
153686	675.94
153687	676.82
153688	676.53
153689	414.31
153690	748.02
153691	73.88
153692	552.91
153693	770.92
153694	644.67
153695	130.00
153696	539.68
153697	593.71
153698	649.12
153699	690.10
153700	491.20
153701	217.83
153702	549.98
153703	600.65
153704	591.25
153705	815.35
153706	590.90
153707	652.43
153708	575.68
153709	588.70
153710	602.87

ILX RESORTS INCORPORATED
PAYROLL ACCOUNT CHECK REGISTER

153711	732.19
153712	572.92
153713	652.64
153714	1,172.37
153715	1,031.95
153716	968.93
153717	506.26
153718	712.94
153719	600.41
153720	1,315.19
153721	623.82
153722	738.58
153723	423.14
153724	885.72
153725	961.90
153726	612.03
153727	1,027.98
153728	929.46
153729	813.51
153730	261.81
153731	588.57
153732	908.78
153733	242.93
153734	810.43
153735	589.51
153736	786.05
153737	692.85
153738	777.12
153739	361.54
153740	1,071.12
153741	549.47
153742	584.12
153743	516.51
153744	817.80
153745	844.83
153746	765.88
153747	813.09
153748	902.74
153749	749.16
153750	357.85
153751	282.59
153752	365.01
153753	483.33
153754	103.82
153755	159.33
153756	458.69
153757	200.97
153758	388.46
153759	1,120.37
153760	703.12
153761	1,837.97
153762	368.16
153763	403.33
153764	708.73
153765	333.10
153766	55.45

ILX RESORTS INCORPORATED
PAYROLL ACCOUNT CHECK REGISTER

153767	671.57
153768	95.62
153769	612.73
153770	660.29
153771	207.79
153772	267.82
153773	1,350.84
153774	788.79
153775	607.73
153776	711.52
153777	2,011.27
153778	214.26
153779	1,617.41
153780	107.13
153781	486.98
153782	1,900.14
153783	806.77
153784	901.66
153785	77.00
153786	1,006.03
153787	828.82
153788	1,161.96
153789	958.01
153790	266.16
153791	217.82
153792	63.71
153793	63.69
153794	50.99
153795	194.04
153796	116.92
153797	469.55
153798	211.03
153799	1,392.31
153800	1,029.28
153801	277.05
153802	229.97
153803	427.87
153804	153.29
153805	253.50
153806	442.22
153807	92.35
153808	1,003.89
153809	1,112.21
153810	751.78
153811	325.81
153812	340.79
153813	625.09
153814	2,746.70
153815	40.59
153816	900.80
153817	630.93
153818	900.15
153819	670.20
153820	425.67
153821	1,001.28
153822	600.10

ILX RESORTS INCORPORATED
PAYROLL ACCOUNT CHECK REGISTER

153823	398.42
153824	509.77
153825	873.93
153826	559.27
153827	658.14
153828	589.42
153829	557.39
153830	515.47
153831	810.88
153832	613.97
153833	284.03
153834	1,023.96
153835	279.37
153836	180.08
153837	132.98
153838	203.17
153839	239.41
1222600	(65.11)

ILX RESORTS INCORPORATED
PAYROLL CHECK REGISTER

Check #	Net Amt
11320	200.00
11321	43.53
11322	400.00
11323	293.39
12986	100.00
12987	50.00
153840	1,598.18
153841	2,853.19
153842	632.86
153843	541.68
153844	618.33
153845	593.97
153846	1,015.35
153847	80.11
153848	410.86
153849	330.23
153850	941.44
153851	829.92
153852	37.36
153853	344.98
153854	454.47
153855	541.58
153856	485.68
153857	425.66
153858	643.13
153859	511.96
153860	522.56
153861	652.74
153862	734.56
153863	458.64
153864	450.26
153865	465.33
153866	455.28
153867	463.96
153868	2,482.26
153869	775.74
153870	269.49
153871	360.17
153872	70.31
153873	253.96
153874	733.32
153875	45.20
153876	138.53
153877	875.98
153878	812.93
153879	634.92
153880	493.93
153881	754.49
153882	598.76
153883	214.71
153884	871.00
153885	82.11
153886	701.22
153887	592.44
153888	384.08

ILX RESORTS INCORPORATED
PAYROLL CHECK REGISTER

153889	394.28
153890	500.35
153891	449.41
153892	317.93
153893	229.42
153894	40.23
153895	123.64
153896	241.68
153897	180.09
153898	75.03
153899	525.34
153900	223.94
153901	616.06
153902	689.82
153903	585.14
153904	561.03
153905	579.94
153906	852.20
153907	637.71
153908	775.50
153909	210.28
153910	645.53
153911	274.16
153912	711.04
153913	540.88
153914	821.94
153915	637.25
153916	546.52
153917	542.44
153918	635.05
153919	679.94
153920	508.27
153921	71.55
153922	503.91
153923	598.43
153924	538.42
153925	748.04
153926	542.41
153927	576.61
153928	514.91
153929	533.78
153930	602.85
153931	710.60
153932	451.14
153933	885.68
153934	1,023.50
153935	1,045.14
153936	892.53
153937	506.25
153938	712.94
153939	354.52
153940	1,192.99
153941	637.20
153942	681.66
153943	433.90
153944	1,070.87

ILX RESORTS INCORPORATED
PAYROLL CHECK REGISTER

153945	981.31
153946	519.60
153947	950.58
153948	926.64
153949	814.73
153950	112.21
153951	590.28
153952	811.39
153953	268.29
153954	821.41
153955	624.58
153956	727.21
153957	755.28
153958	614.59
153959	1,088.23
153960	502.19
153961	597.60
153962	587.00
153963	820.18
153964	865.76
153965	708.80
153966	764.36
153967	907.88
153968	699.14
153969	516.98
153970	268.86
153971	268.86
153972	456.52
153973	63.72
153974	113.01
153975	197.01
153976	391.13
153977	126.70
153978	342.97
153979	678.21
153980	621.21
153981	1,125.01
153982	0.22
153983	604.14
153984	739.71
153985	340.77
153986	310.77
153987	63.61
153988	104.84
153989	50.00
153990	632.75
153991	339.44
153992	663.56
153993	488.68
153994	247.03
153995	577.61
153996	679.97
153997	1,468.57
153998	444.92
153999	1,380.26
154000	1,063.79

ILX RESORTS INCORPORATED
PAYROLL CHECK REGISTER

154001	184.70
154002	396.30
154003	2,329.45
154004	42.36
154005	1,191.66
154006	721.21
154007	1,028.09
154008	1,156.60
154009	457.36
154010	231.57
154011	77.38
154012	93.19
154013	65.49
154014	210.58
154015	171.72
154016	464.02
154017	141.98
154018	1,392.29
154019	39.24
154020	849.50
154021	277.05
154022	68.35
154023	700.97
154024	121.90
154025	542.32
154026	184.70
154027	1,467.70
154028	646.16
154029	868.85
154030	90.50
154031	775.89
154032	1,782.96
154033	877.26
154034	560.57
154035	831.63
154036	625.69
154037	463.42
154038	911.55
154039	273.36
154040	392.78
154041	605.26
154042	844.35
154043	529.63
154044	600.10
154045	518.96
154046	478.36
154047	487.27
154048	766.70
154049	585.55
154050	636.42
154051	1,023.94
154052	293.20
154053	143.14
154054	68.34
154055	14.78
154056	213.91

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4121872923
Statement Start Date: 05/01/10
Statement End Date: 05/31/10

ILX RESORTS INCORPORATED
DEBTOR IN POSSESSION ACCOUNT
BANKRUPTCY CHAPTER 11
CASE NO 209BK03594RTB ARIZONA
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

W0

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4121872923	5,372,972.23	5,756,046.83

News from Wells Fargo

Credits

Deposits

Effective Date	Posted Date	Amount	Transaction Detail
	May 03	2,610.00	Deposit
	May 03	2,590.00	Deposit
	May 03	390.19	Deposit Fr 0000000006 Vca Tucson Depository Sub Acct 000004944207760
	May 03	82.55	Deposit Fr 0000000006 Vca Tucson Depository Sub Acct 000004944207760
	May 03	2.00	Deposit Fr 0000000008 Round House Depository Sub Acct 000004944640853
	May 04	950.24	Deposit Fr 0000000002 Kohl'S Ranch Lodge Depository Sub Acct 000004944207729
	May 04	913.84	Deposit Fr 0000000005 Vca South Bend Depository Sub Acct 000004944207752
	May 04	684.98	Deposit Fr 0000000005 Vca South Bend Depository Sub Acct 000004944207752
	May 04	678.22	Deposit Fr 0000000005 Vca South Bend Depository Sub Acct 000004944207752
	May 04	335.92	Deposit Fr 0000000002 Kohl'S Ranch Lodge Depository Sub Acct 000004944207729
	May 04	290.28	Deposit Fr 0000000002 Kohl'S Ranch Lodge Depository Sub Acct 000004944207729
	May 04	182.67	Deposit Fr 0000000005 Vca South Bend Depository Sub Acct 000004944207752

Continued on next page

CHASE
JPMorgan Chase Bank, N.A.
Arizona Market
P O Box 260180
Baton Rouge, LA 70826-0180

May 01, 2010 through May 28, 2010
Account Number: 000000005753861

CUSTOMER SERVICE INFORMATION

If you have any questions about your statement, please contact your Customer Service Professional.

00001807 DDA 601 212 14910 - NNNNN 1 000000000 61
ILX RESORTS INC
CONCENTRATION ACCT
2111 E HIGHLAND AVE SUITE 210
PHOENIX AZ 85016-4733

CHECKING SUMMARY

Commercial Checking

	INSTANCES	AMOUNT
Beginning Balance		**$1.00**
Deposits and Additions	21	3,533,658.08
Other Withdrawals, Fees & Charges	21	- 3,533,658.08
Ending Balance	42	**$1.00**
Sweep Investment Account Ending Balance		176,228.23
Fund Name JPMorgan Prime Money Market Fund - Morgan		
Total Ending Balance	42	**$176,229.23**

DEPOSITS AND ADDITIONS

DATE	DESCRIPTION	AMOUNT
05/03	End-of-Day Investment Sweep - Redemption of Shares IN JPMorgan Prime Money Market Fund - Morgan Shares - Fund 283 Trn: 1202000119Xn	$177,053.41
05/03	End-of-Day Investment Sweep - Dividend Payment On JPMorgan Prime Money Market Fund - Morgan Shares - Fund 283 . Trn: 1231000039VA	1.50
05/04	End-of-Day Investment Sweep - Redemption of Shares IN JPMorgan Prime Money Market Fund - Morgan Shares - Fund 283 Trn: 1232000119Xn	177,054.91
05/05	End-of-Day Investment Sweep - Redemption of Shares IN JPMorgan Prime Money Market Fund - Morgan Shares - Fund 283 Trn: 1242000122Xn	177,054.91
05/06	End-of-Day Investment Sweep - Redemption of Shares IN JPMorgan Prime Money Market Fund - Morgan Shares - Fund 283 Trn: 1252000120Xn	177,054.91
05/07	End-of-Day Investment Sweep - Redemption of Shares IN JPMorgan Prime Money Market Fund - Morgan Shares - Fund 283 Trn: 1262000122Xn	177,054.91
05/10	End-of-Day Investment Sweep - Redemption of Shares IN JPMorgan Prime Money Market Fund - Morgan Shares - Fund 283 Trn: 1272000122Xn	177,054.91
05/11	End-of-Day Investment Sweep - Redemption of Shares IN JPMorgan Prime Money Market Fund - Morgan Shares - Fund 283 Trn: 1302000122Xn	177,054.91
05/12	End-of-Day Investment Sweep - Redemption of Shares IN JPMorgan Prime Money Market Fund - Morgan Shares - Fund 283 Trn: 1312000120Xn	177,054.91

CHASE

JPMorgan Chase Bank, N.A.
Arizona Market
P O Box 260180
Baton Rouge, LA 70826-0180

May 01, 2010 through May 28, 2010
Account Number: **000000023571965**

CUSTOMER SERVICE INFORMATION

If you have any questions about your statement, please contact your Customer Service Professional.

00000242 DDA 601 141 14910 - NNNNN T 1 000000000 63
ILX INC
OPERATING ACCT
2111 E HIGHLAND AVE SUITE 210
PHOENIX AZ 85016-4733

CHECKING SUMMARY

Commercial Checking

	INSTANCES	AMOUNT
Beginning Balance		**$0.00**
Deposits and Additions	1	826.68
Other Withdrawals, Fees & Charges	1	- 826.68
Ending Balance	**2**	**$0.00**

DEPOSITS AND ADDITIONS

DATE	DESCRIPTION	AMOUNT
05/17	Transfer From Concentration #000000005753861	$826.68
Total Deposits and Additions		**$826.68**

OTHER WITHDRAWALS, FEES & CHARGES

DATE	DESCRIPTION	AMOUNT
05/17	Account Analysis Settlement Charge	$826.68
Total Other Withdrawals, Fees & Charges		**$826.68**

Your service charges, fees and earnings credit have been calculated through account analysis.

DAILY ENDING BALANCE

DATE	AMOUNT
05/17	$0.00

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4945007664
Statement Start Date: 05/01/10
Statement End Date: 05/31/10

ILX RESORTS CORPORATION
SALES ACCOUNT
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4945007664	203,022.98	85,439.09

News from Wells Fargo

Credits
Deposits

Effective Date	Posted Date	Amount	Transaction Detail
	May 03	5,850.00	Deposit
	May 03	507.13	Deposit
	May 05	11,295.00	Deposit
	May 10	11,645.00	Deposit
	May 12	10,150.00	Deposit
	May 12	9,705.59	Deposit
	May 14	9,595.00	Deposit
	May 14	1,081.00	Deposit
	May 18	14,850.00	Deposit
	May 24	400.00	Deposit
	May 28	4,050.00	Deposit
		79,128.72	Total Deposits

Electronic Deposits/ Bank Credits

Effective Date	Posted Date	Amount	Transaction Detail
	May 03	12,825.00	Merchant Bnkcd Deposit 100430 424201313881 Sedona Vacation Club
	May 03	12,216.16	American Express Settlement 100503 5020109005 D M R PROPER5020109005
	May 03	400.00	Merchant Bnkcd Deposit 100430 0000971416433 Vca Tucson Incorporate
	May 04	15,047.94	Merchant Bnkcd Deposit 100502 424201313881 Sedona Vacation Club
	May 04	7,129.63	Merchant Bnkcd Deposit 100502 0000971416433 Vca Tucson Incorporate

Continued on next page

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4945007565
Statement Start Date: 05/01/10
Statement End Date: 05/31/10

ILX RESORTS CORPORATION
DISBURSEMENT ACCOUNT
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

W0

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4945007565	0.00	0.00

News from Wells Fargo

Daily Ledger Balance Summary

Date	Balance	Date	Balance
Apr 30	0.00		

Average Daily Ledger Balance 0.00

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4945007672
Statement Start Date: 05/01/10
Statement End Date: 05/31/10

ILX RESORTS INC
RECORDING FEE ACCOUNT
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4945007672	349.13	349.13

News from Wells Fargo

Daily Ledger Balance Summary

Date	Balance	Date	Balance
Apr 30	349.13		

Average Daily Ledger Balance 349.13

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4945007847
Statement Start Date: 05/01/10
Statement End Date: 05/31/10

KOHLS RANCH LODGE MANAGERS OPERATING
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4945007847	3,005.84	2,272.64

News from Wells Fargo

Credits
Electronic Deposits/ Bank Credits

Effective Date	Posted Date	Amount	Transaction Detail
	May 14	1,800.00	WT Seq#41814 Ilx Resorts Inc /Org=Ilx Resorts Incorporated Srf# IN10051409273201 Trn#100514041814 Rfb# 000006152
	May 21	2,000.00	WT Seq#45001 Ilx Resorts Inc /Org=Ilx Resorts Incorporated Srf# IN10052110120892 Trn#100521045001 Rfb# 000006158
	May 27	1,000.00	WT Seq#43013 Ilx Resorts Inc /Org=Ilx Resorts Incorporated Srf# IN10052709345212 Trn#100527043013 Rfb# 000006162
		4,800.00	Total Electronic Deposits/ Bank Credits
		4,800.00	Total Credits

Debits

Continued on next page

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4945007706
Statement Start Date: 05/01/10
Statement End Date: 05/31/10

ILX BELL ROCK INC
OPERATING
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4945007706	1,500.00	1,500.00

News from Wells Fargo

Daily Ledger Balance Summary

Date	Balance	Date	Balance
Apr 30	1,500.00		

Average Daily Ledger Balance 1,500.00

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4121169080
Statement Start Date: 05/01/10
Statement End Date: 05/31/10

ILX RESORTS INCORPORATED
PREMIERE VACATION CLUB ROUNDHOUSE RESORT
2111 E. HIGHLAND AVENUE, STE 200
PHOENIX AZ 85016

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4121169080	3,023.76	2,483.73

News from Wells Fargo

Debits

Checks Paid

Check #	Date	Amount	Check #	Date	Amount
12639	May 05	100.00	12652	May 19	17.60
12645*	May 04	51.44	12653	May 21	46.23
12647*	May 06	41.38	12654	May 24	24.20
12648	May 05	18.00	12655	May 21	18.00
12649	May 11	18.00	12656	May 24	18.00
12650	May 13	18.00	12657	May 25	18.00
12651	May 18	130.00	12658	May 26	21.18

*Gap in check sequence 540.03 Total Checks Paid

540.03 Total Debits

Daily Ledger Balance Summary

Date	Balance	Date	Balance
Apr 30	3,023.76	May 18	2,646.94
May 04	2,972.32	May 19	2,629.34
May 05	2,854.32	May 21	2,565.11
May 06	2,812.94	May 24	2,522.91
May 11	2,794.94	May 25	2,504.91
May 13	2,776.94	May 26	2,483.73

Average Daily Ledger Balance 2,708.65

Thank you for banking with Wells Fargo. Member FDIC

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4945007797
Statement Start Date: 05/01/10
Statement End Date: 05/31/10

SEDONA SPA OPERATING ACCOUNT
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4945007797	4,136.93	6,075.73

News from Wells Fargo

Credits
Deposits

Effective Date	Posted Date	Amount	Transaction Detail
	May 07	487.25	Deposit
		487.25	Total Deposits

Electronic Deposits/ Bank Credits

Effective Date	Posted Date	Amount	Transaction Detail
	May 05	952.26	Merchant Bnkcd Deposit 100504 424218596882 Sedona Spa
	May 06	127.98	Merchant Bnkcd Deposit 100505 424218596882 Sedona Spa
	May 06	40.85	American Express Settlement 100506 5020345872 Sedona Spa 5020345872
	May 07	358.75	Merchant Bnkcd Deposit 100506 424218596882 Sedona Spa
	May 07	139.32	American Express Settlement 100507 5020345872 Sedona Spa 5020345872
	May 10	167.28	Merchant Bnkcd Deposit 100507 424218596882 Sedona Spa
	May 12	763.84	Merchant Bnkcd Deposit 100511 424218596882 Sedona Spa
	May 13	489.90	Merchant Bnkcd Deposit 100512 424218596882 Sedona Spa
	May 13	44.02	American Express Settlement 100513 5020345872 Sedona Spa 5020345872
	May 14	133.51	Merchant Bnkcd Deposit 100513 424218596882 Sedona Spa

Continued on next page

WELLS FARGO

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

51,470 (CO182)

Account Number: 4944640853
Statement Start Date: 05/01/10
Statement End Date: 05/31/10

ILX RESORTS INCORPORATED
ROUND HOUSE DEPOSITORY
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Total Credits	Total Debits	Ending Balance
WELLSONE ACCOUNT 4944640853	0.00	1,557.54	- 1,557.54	0.00

News from Wells Fargo

Credits
Electronic Deposits/ Bank Credits

Effective Date	Posted Date	Amount	Transaction Detail
	May 03	2.00	Deposit To 0000000008 Round House Depository Mst Acct 000004121872923
	May 04	96.30	Merchant Services Credit 1134992250 5021569371 To 0000000008 Round House Depository Mst Acct 000004121872923
	May 04	2.12	Merchant Services Credit 9066396104 424203681889 To 0000000008 Round House Depository Mst Acct 000004121872923
	May 18	757.20	Merchant Services Credit 9066396104 424203681889 To 0000000008 Round House Depository Mst Acct 000004121872923
	May 18	200.00	Merchant Services Credit 9066396104 424203681889 To 0000000008 Round House Depository Mst Acct 000004121872923
	May 24	18.24	Deposit To 0000000008 Round House Depository Mst Acct 000004121872923
	May 25	204.89	Merchant Services Credit 9066396104 424203681889 To 0000000008 Round House Depository Mst Acct 000004121872923
	May 25	176.79	Merchant Services Credit 9066396104 424203681889 To 0000000008 Round House Depository Mst Acct 000004121872923
	May 25	100.00	Merchant Services Credit 9066396104 424203681889 To 0000000008 Round House Depository Mst Acct 000004121872923
		1,557.54	Total Electronic Deposits/ Bank Credits

Continued on next page

WELLS FARGO

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

49,571 (CO182)

Account Number: 4944207729
Statement Start Date: 05/01/10
Statement End Date: 05/31/10

ILX RESORTS INCORPORATED
KOHL'S RANCH LODGE DEPOSITORY
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Total Credits	Total Debits	Ending Balance
WELLSONE ACCOUNT 4944207729	0.00	53,544.96	- 53,544.96	0.00

News from Wells Fargo

Credits

Electronic Deposits/ Bank Credits

Effective Date	Posted Date	Amount	Transaction Detail
	May 03	587.76	Merchant Services Credit 9066396104 424201315886 To 0000000002 Kohl'S Ranch Lodge Depository Mst Acct 000004121872923
	May 03	159.10	Merchant Services Credit 1134992250 5020111084 To 0000000002 Kohl'S Ranch Lodge Depository Mst Acct 000004121872923
	May 04	950.24	Deposit To 0000000002 Kohl'S Ranch Lodge Depository Mst Acct 000004121872923
	May 04	335.92	Deposit To 0000000002 Kohl'S Ranch Lodge Depository Mst Acct 000004121872923
	May 04	290.28	Deposit To 0000000002 Kohl'S Ranch Lodge Depository Mst Acct 000004121872923
	May 04	2,893.80	Merchant Services Credit 9066396104 424201315886 To 0000000002 Kohl'S Ranch Lodge Depository Mst Acct 000004121872923
	May 04	1,195.82	Merchant Services Credit 9066396104 424201315886 To 0000000002 Kohl'S Ranch Lodge Depository Mst Acct 000004121872923
	May 04	271.79	Merchant Services Credit 9066396104 424201315886 To 0000000002 Kohl'S Ranch Lodge Depository Mst Acct 000004121872923
	May 04	84.87	Merchant Services Credit 1134992250 5020111084 To 0000000002 Kohl'S Ranch Lodge Depository Mst Acct 000004121872923
	May 05	399.85	Deposit To 0000000002 Kohl'S Ranch Lodge Depository Mst Acct 000004121872923
	May 05	521.62	Merchant Services Credit 9066396104 424201315886 To 0000000002 Kohl'S Ranch Lodge Depository Mst Acct 000004121872923

Continued on next page

WELLS FARGO

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

49,566

Account Number: (CO182) 4944207042
Statement Start Date: 05/01/10
Statement End Date: 05/31/10

ILX RESORTS INCORPORATED
BELL ROCK HOTEL DEPOSITORY
2111 E. HIGHLAND AVENUE, STE 200
PHOENIX AZ 85016

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Total Credits	Total Debits	Ending Balance
WELLSONE ACCOUNT 4944207042	0.00	49,940.46	- 49,940.46	0.00

News from Wells Fargo

Credits

Electronic Deposits/ Bank Credits

Effective Date	Posted Date	Amount	Transaction Detail
	May 03	3,235.06	Merchant Services Credit 9066396104 424204316881 To 0000000001 Bell Rock Hotel Depository Mst Acct 000004121872923
	May 03	1,616.53	Merchant Services Credit 1134992250 5020077392 To 0000000001 Bell Rock Hotel Depository Mst Acct 000004121872923
	May 03	60.74	Merchant Services Credit 1134992250 5020077392 To 0000000001 Bell Rock Hotel Depository Mst Acct 000004121872923
	May 04	60.22	Deposit To 0000000001 Bell Rock Hotel Depository Mst Acct 000004121872923
	May 04	14.76	Deposit To 0000000001 Bell Rock Hotel Depository Mst Acct 000004121872923
	May 04	8.09	Deposit To 0000000001 Bell Rock Hotel Depository Mst Acct 000004121872923
	May 04	5.42	Deposit To 0000000001 Bell Rock Hotel Depository Mst Acct 000004121872923
	May 04	4.79	Deposit To 0000000001 Bell Rock Hotel Depository Mst Acct 000004121872923
	May 04	4.53	Deposit To 0000000001 Bell Rock Hotel Depository Mst Acct 000004121872923
	May 04	2.64	Deposit To 0000000001 Bell Rock Hotel Depository Mst Acct 000004121872923
	May 04	2,528.78	Merchant Services Credit 9066396104 424204316881 To 0000000001 Bell Rock Hotel Depository Mst Acct 000004121872923
	May 04	104.65	Merchant Services Credit 9066396104 424204316881 To 0000000001 Bell Rock Hotel Depository Mst Acct 000004121872923

Continued on next page

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4945007961
Statement Start Date: 05/01/10
Statement End Date: 05/31/10

PREMIERE DEVELOPMENT MV DEPOSITORY
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4945007961	0.00	0.00

News from Wells Fargo

Credits

Electronic Deposits/ Bank Credits

Effective Date	Posted Date	Amount	Transaction Detail
	May 03	897.84	Merchant Bnkcd Deposit 100430 424255250880 Premiere Dev Sedona
	May 03	691.01	Merchant Bnkcd Deposit 100430 424255262885 Ilx Resorts
	May 03	218.19	American Express Settlement 100503 5020629218 Premiere DEV5020629218
	May 03	72.57	American Express Settlement 100501 5020629119 Premiere DEV5020629119
	May 04	578.38	Merchant Bnkcd Deposit 100501 424255262885 Ilx Resorts
	May 04	294.72	Merchant Bnkcd Deposit 100501 424255250880 Premiere Dev Sedona
	May 04	234.81	Merchant Bnkcd Deposit 100503 424255250880 Premiere Dev Sedona
	May 05	1,609.06	Merchant Bnkcd Deposit 100504 424255250880 Premiere Dev Sedona
	May 05	1,010.01	Merchant Bnkcd Deposit 100504 424255262885 Ilx Resorts
	May 06	708.01	Merchant Bnkcd Deposit 100505 424255250880 Premiere Dev Sedona
	May 06	225.40	Merchant Bnkcd Deposit 100505 424255262885 Ilx Resorts
	May 07	338.13	Merchant Bnkcd Deposit 100506 424255262885 Ilx Resorts

Continued on next page

CHASE
JPMorgan Chase Bank, N.A.
Arizona Market
P O Box 260180
Baton Rouge, LA 70826 - 0180

May 01, 2010 through May 28, 2010
Account Number: **000000009354454**

CUSTOMER SERVICE INFORMATION

If you have any questions about your statement, please contact your Customer Service Professional.

00000349 DDA 601 142 14910 - NNNNN T 1 000000000 60
THE INN AT LOS ABRIGADOS
CONCORD RECEIPTS ACCT
2111 E HIGHLAND AVE SUITE 210
PHOENIX AZ 85016-4733

00003490101020000021

CHECKING SUMMARY

Commercial Checking

	INSTANCES	AMOUNT
Beginning Balance		**$200.00**
Ending Balance	**0**	**$200.00**

Your service charges, fees and earnings credit have been calculated through account analysis.

CHASE

JPMorgan Chase Bank, N.A.
Arizona Market
P O Box 260180
Baton Rouge, LA 70826 - 0180

May 01, 2010 through May 28, 2010
Account Number: 000000001635067

00000276 DDA 601 142 14910 - NNNNN T 1 000000000 61
KOHL'S RANCH VACATION CLUB
CONCORD RECEIPTS ACCT
2111 E HIGHLAND AVE SUITE 210
PHOENIX AZ 85016-4733

CUSTOMER SERVICE INFORMATION

If you have any questions about your statement, please contact your Customer Service Professional.

0000276010100000021

CHECKING SUMMARY

Commercial Checking

	INSTANCES	AMOUNT
Beginning Balance		**$200.00**
Ending Balance	**0**	**$200.00**

Your service charges, fees and earnings credit have been calculated through account analysis.

CHASE

JPMorgan Chase Bank, N.A.
Arizona Market
P O Box 260180
Baton Rouge, LA 70826-0180

00004214 DDA 601 211 14910 - NNNNN 1 000000000 63
ILX INC
FOR GOLDEN EAGLE RESORT
2111 E HIGHLAND AVE SUITE 210
PHOENIX AZ 85016-4733

May 01, 2010 through May 28, 2010
Account Number: 000000022029517

CUSTOMER SERVICE INFORMATION

If you have any questions about your statement, please contact your Customer Service Professional.

CHECKING SUMMARY

Commercial Checking

	INSTANCES	AMOUNT
Beginning Balance		$200.00
Ending Balance	0	$200.00

Your service charges, fees and earnings credit have been calculated through account analysis.

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number:	4945007714
Statement Start Date:	05/01/10
Statement End Date:	05/31/10

THE INN AT LOS ABRIGADOS CONCORD RECEIPT
MARGARET EARDLEY
2111 E HIGHLAND AVE STE 210
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4945007714	0.00	0.00

News from Wells Fargo

Daily Ledger Balance Summary

Date	Balance	Date	Balance
Apr 30	0.00		

Average Daily Ledger Balance 0.00

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4945007805
Statement Start Date: 05/01/10
Statement End Date: 05/31/10

KOHL'S RANCH VAC.CLUB CONCORD RECEIPTS
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4945007805	0.00	0.00

News from Wells Fargo

Daily Ledger Balance Summary

Date	Balance	Date	Balance
Apr 30	0.00		

Average Daily Ledger Balance 0.00

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4945007615
Statement Start Date: 05/01/10
Statement End Date: 05/31/10

ILX RESORTS CORPORATION W0
PAYROLL
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4945007615	0.00	0.00

News from Wells Fargo

Credits

Electronic Deposits/ Bank Credits

Effective Date	Posted Date	Amount	Transaction Detail
	May 03	4,157.30	Zero Balance Account Transfer From 4121872923
	May 04	259,086.82	Zero Balance Account Transfer From 4121872923
	May 05	477.10	Zero Balance Account Transfer From 4121872923
	May 06	767.24	Zero Balance Account Transfer From 4121872923
	May 07	416.82	ACH Delete Setl - Ilx Resorts Inc - File 9417115838 Coid 1860564171
	May 07	62,718.14	Zero Balance Account Transfer From 4121872923
	May 10	37,060.01	Zero Balance Account Transfer From 4121872923
	May 11	16,701.62	Zero Balance Account Transfer From 4121872923
	May 12	4,633.53	Zero Balance Account Transfer From 4121872923
	May 13	2,566.24	Zero Balance Account Transfer From 4121872923
	May 14	4,397.73	Zero Balance Account Transfer From 4121872923
	May 17	1,915.33	Zero Balance Account Transfer From 4121872923
	May 18	253,441.02	Zero Balance Account Transfer From 4121872923
	May 19	2,445.17	Zero Balance Account Transfer From 4121872923
	May 20	826.92	Zero Balance Account Transfer From 4121872923
	May 21	61,121.46	Zero Balance Account Transfer From 4121872923

Continued on next page

WELLS FARGO SECURITIES

Wells Fargo Securities, LLC
100 WEST WASHINGTON
PHOENIX, AZ 85003

THOMAS HEDGES
(602)378-4004

Statement Perioc

05/01/2010 - 05/28/201C

Your Investment Account(s)

ILX RESORTS INCORPORATED
ATTN MARGARET EARDLEY

Account Number
12820973

Account Value Summary

This summary does not reflect th value of unpriced securities or overnight repurchase agreement

		Amount Last Statement Period		Amount This Statement Period	% Portfolio
Cash	$	0.00	$	0.00	0%
Money Market Mutual Funds		356,108.08		356,115.50	100%
Bonds		0.00		0.00	0%
Stocks		0.00		0.00	0%
Mutual Funds		0.00		0.00	0%
Unit Investment Trusts		0.00		0.00	0%
Other		0.00		0.00	0%
Total Account Value	**$**	**356,108.08**	**$**	**356,115.50**	**100%**
Value Change Since Last Statement Period			**$**	**7.42**	
Percent Increase Since Last Statement Period				**0%**	
Value Last Year-End			**$**	**356,096.19**	
Percent Increase Since Last Year-End				**0%**	

Income Summary

		This Period		Year-To-Date
Interest	$	0.00	$	0.00
Dividends/Capital Gains		0.00		0.00
Money Market Mutual Funds Dividends		7.42		19.31
Other		0.00		0.00
Income Total	**$**	**7.42**	**$**	**19.31**

Money Market Mutual Funds Summary

Description		Amount
Opening Balance	$	356,108.08
Deposits and Other Additions		0.00
Distributions and Other Subtractions		0.00
Income Earned		7.42
Closing Balance	$	356,115.50